EXHIBIT 10.87


                                    SUBLEASE



                                 by and between



                          ERNEST PAPER PRODUCTS, INC.,
                            a California corporation

                                 as Sublandlord




                                       and



                              OVERHILL FARMS, INC.,
                              a Nevada corporation

                                  as Subtenant,




                                       at

                    2727 E. Vernon Avenue, Vernon, California

                                    SUBLEASE

         THIS SUBLEASE ("Sublease") is made as of this 1st day of January, 2002, by and between ERNEST PAPER PRODUCTS, INC., a California corporation (the "Sublandlord"), and OVERHILL FARMS, INC., a Nevada corporation (the "Subtenant"), with regard to the following facts:

                                 R E C I T A L S
                                 ---------------

         A. Sublandlord is the tenant under that certain Industrial Real Estate Lease (Single-Tenant Facility) dated April 22, 1994 (the "Lease") with VERNON ASSOCIATES, LLC, a California limited liability company ("Landlord"), pursuant to which Sublandlord leases from Landlord certain premises located at 2727 E. Vernon Avenue, Vernon, California, consisting of approximately 147,210 square feet comprising a one-story tilt up warehouse building together with various access easements, as more particularly described on Exhibit "A" attached to the Lease (the "Premises").

         B. Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord, the Premises, upon the terms, covenants and conditions set forth in this Sublease. Concurrently with the execution of this Sublease, Subtenant shall enter into a lease of the Premises directly with Landlord for a period of time following the term of this Sublease ("Future Lease").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. CAPITALIZED TERMS. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease, unless expressly superseded by the terms of this Sublease.

         2. SUBLEASE. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Premises on an "as-is," "where-is" basis, subject to the terms, covenants and conditions set forth in this Sublease. Except as expressly set forth herein, no representations or warranties of any kind have been made to Subtenant concerning the condition of the Premises, nor have any promises to alter or improve the Premises been made by Sublandlord or any party on behalf of Sublandlord. Notwithstanding the foregoing, Sublandlord hereby represents and warrants to Subtenant as follows: (a) the Premises complied with The Americans With Disabilities Act ("ADA") as it was being enforced against the Premises as of the date Sublessor built out the Premises and obtained all applicable permits (Subtenant acknowledges and agrees that Subtenant shall be responsible for all other costs associated with ADA compliance for the Premises that are required during the "Term," as that term is defined below, including any ADA compliance costs triggered by the "Improvements," as that term is defined in the Work Letter attached hereto as Exhibit "B"); (b) it is not aware of any defects or necessary repairs to the plumbing, electrical or heating, ventilation or air conditioning systems of the Premises in its current configuration; and (c) to Sublandlord's actual knowledge, the Premises and the real property upon which it is situated is in compliance with all federal, state and local laws, ordinances for the current use by Sublandlord and all statutes of all governmental or quasi-governmental authorities relating to pollution or protection of the environment and no pollutants, contaminants, toxins or hazardous wastes or other substances are present within the Premises or on the real property upon which the Premises is situated. Subtenant shall be required to receive approval from Sublandlord and Landlord prior to making any alterations to the Premises in accordance with the terms of the Lease. All improvements shall be constructed in accordance with all applicable laws and code by licensed contractors or sub-contractors and in accordance with the terms of the Lease. If Landlord approves any request by Tenant to make any alterations or improvements to the Premises, Sublandlord shall not unreasonably withhold its approval of the same. Subtenant shall build the Improvements in the Premises in accordance with the Work Letter attached hereto as Exhibit "B" and made a part hereof and otherwise in accordance with the terms of the Lease.

         3. TERM. The term ("Term") of this Sublease shall commence on January __, 2002 (the "Commencement Date") and shall expire on December 31, 2004, unless sooner terminated pursuant to any provision of this Sublease or the Lease (the "Termination Date").

         4. RENT.

                  a. BASIC RENT. Effective as of the Commencement Date, Subtenant shall pay to Sublandlord, or its designee, as rent for the Premises equal monthly payments of Sixty Three Thousand Three Hundred and 30/100 Dollars ($63,300.30) ("Basic Rent"), in advance, on or before the first (1st) day of each month during the Term of this Sublease. Subtenant shall pay to Sublandlord Sixty-Three Thousand Three Hundred and 30/100 Dollars ($63,300.30) upon execution of this Sublease as Basic Rent for the month of January, 2002 (Subtenant acknowledges that Subtenant is paying Basic Rent for the entire month of January, 2002, even though the Commencement Date will occur after January 1,
2002). Basic Rent and all other payments of rent and other sums under this Sublease shall be payable by Subtenant without notice, demand, reduction or set-off in lawful money of the United States of America to Sublandlord or its agent at the address set forth in this Sublease, or to such other person or such other places as Sublandlord may from time to time designate in writing (until further notice, all payments should be made payable to Sublandlord and sent to 5777 Smithway Street, Commerce, California 90040, Attention: Chuck Wilson). If the Term begins or ends on a day other than the first or last day of a month, the Basic Rent and all other amounts due under this Sublease for the partial month shall be prorated on the basis of a thirty (30) day month.

                  b. BASIC RENT ESCALATIONS. The Basic Rent shall be increased commencing on April 1, 2004 as follows:

                           (i) Commencing on April 1, 2004 (the "Rent Increase
Date"), the monthly Basic Rent payable under this Sublease shall be adjusted by the increase, if any, from the "Base Month," as such term is specified below, in the Consumer Price Index of the Bureau of labor Statistics of the Department of Labor for All Urban Consumers (1982-1984=100), "All Items," for Los Angeles-Riverside-Orange County (herein referred to as "C.P.I.") since the date of this Sublease.

                           (ii) The monthly Basic Rent payable as of each Rent
Increase Date pursuant to this Sublease shall be calculated as follows:
$63,300.30 shall be multiplied by a fraction, the numerator of which shall be the C.P.I. for the calendar month of January, 2004 and the denominator of which shall be the C.P.I. for the calendar month which is July, 2001 ("Base Month"). The sum so calculated shall constitute the new monthly Basic Rent hereunder, but, in no event, shall such new monthly Basic Rent be less than the Basic Rent payable for the month immediately preceding the Rent Increase Date.

                           (iii) In the event the compilation, format,
components and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency, shall be changed or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Sublandlord and Subtenant cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Sublandlord and Subtenant.

                           (iv) Subtenant shall continue to pay the Basic Rent
at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Subtenant shall make such payment to Sublandlord as will bring the increased Basic Rent current, commencing with the effective date of such increase through the date of any Basic Rent installments then due. Thereafter, the Basic Rent shall be paid at the increased rate. Notwithstanding anything to the contrary contained herein, in no event shall the Basic Rent increase on the Rent Increase Date by more than six percent (6%) on an annual compounded basis nor by less than three percent (3%) on an annual compounded basis over the monthly Basic Rent in effect prior to such Rent Increase Date.

                  c. MINIMUM EXPENDITURE. Subtenant agrees to spend in excess of Two Hundred Thousand and No/100 Dollars ($200,000.00) ("Minimum Expenditure"), including all out-of-pocket sums paid to Subtenant's employees, subcontractors and agents which would normally have been paid to independent contractors (not to exceed amounts which would have been paid if competitively bid), in "Improvements," as that term is defined in the Work Letter attached hereto as Exhibit "B," to the Premises on or prior to July 1, 2002.

                  d. ADDITIONAL RENT. In addition to the Basic Rent and any other amounts constituting additional rent under the Lease or this Sublease to be paid by Subtenant to Sublandlord, Subtenant shall pay to Sublandlord, as additional rent, Real Property Taxes (disregarding any Base Real Property Taxes), Utilities, Increased Insurance Premiums (disregarding any Base Premiums), Impounds for Tenant's Share of Insurance Premiums and Property Taxes and Maintenance, Repairs and Alterations (collectively, "Additional Expenses"), pursuant to the Lease but specifically disregarding any calculation of Subtenant's liability for Additional Expenses, any protection from such expenses based on the existence of the Base Real Property Taxes and Base Premiums. In other words, Subtenant acknowledges that Subtenant shall be liable for 100% of the Real Property Taxes and Insurance Premiums with respect to the Premises despite the fact that the Lease provides that Sublandlord only pay increases therein above certain base levels. Such Additional Expenses shall be payable as and when such Additional Expenses are payable by Sublandlord to Landlord. Because the Lease provides for the payment by Sublandlord of some portions of the Additional Expenses on the basis of estimates thereof, as and when adjustments between such estimated and actual Additional Expenses are made under the Lease, the obligations of Sublandlord and Subtenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublandlord and Subtenant under this SECTION 4.d. shall survive such expiration or termination.


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

         5. SECURITY DEPOSIT. Concurrent with Subtenant's execution of this Sublease, Subtenant shall deposit with Sublandlord a cash security deposit (the "Security Deposit") in the amount of Four Hundred Thirty Thousand Dollars ($430,000.00) ("Initial Security Deposit") as security for the faithful performance by Subtenant of all of its obligations under this Sublease. The parties acknowledge and agree that Three Hundred Thousand Dollars ($300,000.00) of the Initial Security Deposit is being held to secure the Subtenant's restoration obligations under this Sublease and that certain Standard Industrial/Commercial Single-Tenant Lease - Net entered into by and between Landlord and Subtenant to commence concurrently with the Termination Date ("New Lease"). On or before July 1, 2004, Subtenant shall deposit with Landlord an additional cash security deposit of Two Hundred Thousand Dollars ($200,000.00) ("Second Security Deposit") a security for Subtenant's obligations under the New Lease and Subtenant's failure to so timely deposit the Second Security Deposit amount with Landlord shall be deemed to be a material default under this Sublease. On or prior to the Termination Date, Sublandlord agrees to transfer, assign and convey all unapplied portions of the entire Security Deposit to Landlord to be held as a security deposit under the New Lease and Subtenant hereby authorizes and approves of same. If Subtenant defaults with respect to any provisions of this Sublease, including, but not limited to, the provisions relating to the payment of any rent, Sublandlord may, but shall not be required to, apply all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount that Sublandlord may spend or become obligated to spend by reason of Subtenant's default, or to compensate Sublandlord for any other loss or damage that Sublandlord may suffer by reason of Subtenant's default. If any portion of the Security Deposit is so used or applied, Subtenant shall, within ten (10) business days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to the then current amount required under this
Section 5, and Subtenant's failure to do so shall constitute a default under this Sublease. Any unapplied balance of the Security Deposit as of the expiration or earlier termination of this Sublease shall be held and/or applied by Landlord as a security deposit under the New Lease. Subtenant understands and agrees that the Security Deposit may be commingled with other property of Landlord and/or Sublandlord, as applicable, and Subtenant shall not be entitled to any interest on the Security Deposit. Subtenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in force, which provide that Sublandlord may claim from the Security Deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Subtenant or to clean the Premises, it being agreed that Sublandlord may, in addition, claim those sums reasonably necessary to compensate Sublandlord from any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Subtenant or any officer, director, employee, agent or invitee of Subtenant.

         6. USE. The Premises shall be used for a food processing plant and/or sales and distribution of industrial products and operations related thereto as well as any other legal use that relates to the Subtenant's current or future business operations in food industry so long as such use does not impose an increased burden on the Premises or any greater risk of Hazardous Material contamination and shall not be used or permitted to be used for any other purpose without the prior written consent of Sublandlord and Landlord, which consent may be withheld in Sublandlord's or Landlord's sole discretion, as the case may be. All provisions of the Lease regarding use of the Premises (including, without limitation, Subsections 5.2 through 5.7 inclusive of Article 5, of the Lease) shall apply to the Subtenant.

         7. LEASE. As applied to this Sublease, the words "Landlord" and "Tenant" as used in the Lease shall be deemed to refer to Sublandlord and Subtenant hereunder, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of Landlord under, the Lease. Except as otherwise expressly provided herein, the covenants, agreements, terms, provisions and conditions of the Lease insofar as they relate to the Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights and obligations of the "Landlord" and "Tenant" under the Lease shall be deemed the rights and obligations of Sublandlord and Subtenant, respectively, hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant, respectively, except that the time limits contained in the Lease for the giving of notices, making of demands, or performing of any act, condition or covenant on the part of Subtenant as "Tenant" under the Lease or for the exercise by Sublandlord as "Landlord" under the Lease of any right, remedy or option, are changed for the purposes of incorporation herein by shortening the same in each instance by two (2) business days so that in each instance Subtenant shall have two (2) business days less time to observe or perform under this Sublease than Sublandlord has as "Tenant" under the Lease. As between the parties hereto only, in the event of a conflict between the terms of the Lease and the terms of this Sublease, the terms of this Sublease shall control only to the extent they are inconsistent with the terms of the Lease and their respective counterpart provisions in the Lease shall be excluded only to such extent.

         8. EXCLUDED PROVISIONS. Notwithstanding the incorporation of the Lease into this Sublease, the following provisions shall not apply: Sections 1.01, 1.02, 1.03, 1.05, 1.07, 1.08, 1.09, 1.10, 1.12(a), 1.13, 1.14, 2.01, 2.02, 2.03,
2.04, 3.01, 3.02, 3.03, 4.02 (only any reference to payment of Base Real Property Taxes by Sublandlord (as "landlord" under the Lease) as Subtenant shall be 100% liable for all Real Property Taxes payable by Landlord with respect to the Premises and the inserted typed language at the end of Section 4.02(b)), 4.04(a) (only the reference to "1,000,000" shall be deleted and replaced with the word "$2,000,000"), 4.04(b) (only any reference to payment of Base Premiums by Sublandlord (as "landlord" under the Lease) as Subtenant shall be 100% liable for all insurance premiums for Property and Rental Income Insurance payable by Landlord with respect to the Premises), 6.04(a) (7th, 8th and 9th lines thereof only), 6.06 (the inserted typed language only), 7.01(c), 14.01, 14.02, 14.03 and
14.04 of the Lease and Paragraphs 1, 4, 6, 7 (only the reference to "Two Hundred ($200.00) Dollars" shall be deleted and replaced with the words "One Thousand Dollars ($1,000)" and the last line of such paragraph), 8, 9 and 10 of the Addendum Rider to the Lease and the Option to Extend Term Lease Rider.

         9. LANDLORD'S PERFORMANCE UNDER LEASE. Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the obligations required by Sublandlord by the teens of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of its obligations hereunder are conditional upon due performance by Landlord of its corresponding obligations under the Lease and Sublandlord shall not be liable to Subtenant for any default of Landlord under the Lease. Subtenant shall not have any claim against Sublandlord by reason of Landlord's failure or refusal to comply with any of the provisions of the Lease, unless such failure or refusal is a result of Sublandlord's act or failure to act, and Subtenant shall pay Basic Rent, Additional Expenses and additional rent and all other charges provided for herein without any abatement, deduction or set-off whatsoever, except as expressly set forth herein. Subtenant covenants and warrants that it fully understands and agrees to be subject to and bound by all of the. covenants, agreements, terms, provisions and conditions of the Lease, except as modified herein. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Lease on the part of the Tenant thereunder. Sublandlord hereby irrevocably assigns to Subtenant on a non-exclusive basis all of Sublandlord's rights to enforce any provision of the Lease against Landlord, except to the extent modified or specifically limited by this Sublease. Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Lease, Sublandlord agrees to use commercially reasonable efforts to obtain such consent (as more specifically provided in Section 10, below) and/or performance on behalf of Subtenant. So long as Subtenant is not in default under this Sublease, Sublandlord covenants as follows: (i) not to voluntarily terminate the Lease (except in the event of damage or destruction or condemnation and in accordance with Sublandlord's rights under the Lease or in any other manner in which Subtenant's rights hereunder are preserved); (ii) not to modify the Lease so as to adversely affect Subtenant's rights hereunder; and
(iii) to take all commercially reasonable actions necessary to preserve the Lease (except as a result of a Subtenant default). Sublandlord shall indemnify, defend and hold Subtenant harmless from all claims, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with the breach by Sublandlord of any of the covenants set forth in the immediately preceding sentence. Notwithstanding the foregoing or any other provisions of this Sublease, if Landlord breaches the Lease or any provision of the "Consent," as that term is defined below, and Sublandlord fails, after using reasonable efforts, to cause Landlord under the Lease to observe and/or perform its obligations under the Lease, Subtenant shall have the right, upon prior written notice to Sublandlord, at its option, to bring an action in Subtenant's own name or in Sublandlord's name to accomplish such purpose and Sublandlord, upon Subtenant's reasonable request and at Subtenant's sole cost and expense, shall reasonably cooperate with Subtenant in this regard. In addition, Subtenant shall be entitled to any abatement of rent otherwise payable by Subtenant hereunder, including Additional Rent, to the extent Sublandlord is entitled to abatement of rent under the Lease for such event or circumstance. Subtenant shall defend, indemnify and hold Sublandlord harmless from all claims, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with any such action by Subtenant, including the posting of a bond or similar security when appropriate, unless such actions are required as a result of Sublandlord's breach of any of its covenants set forth in items (i) -
(iii) above. Subtenant agrees that except as otherwise expressly provided herein, Sublandlord shall not be required to dispute any determinations or other assertions or claims of Landlord regarding the rights or obligations of Sublandlord under the Lease for which Subtenant is or may be responsible under this Sublease or by which Subtenant may be bound.

         10. CONSENTS. All references in this Sublease to the consent or approval of Landlord and/or Sublandlord shall be deemed to mean the written consent or approval of Landlord and/or Sublandlord, as the case may be, and no consent or approval of Landlord and/or Sublandlord, as the case may be, shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord and/or Sublandlord, as the case may be. In all provisions requiring the approval or consent of Sublandlord (whether pursuant to the express terms of this Sublease or the terms of the Lease incorporated herein), Subtenant shall be required to obtain the approval or consent of Landlord and then to obtain like approval or consent of Sublandlord; provided, however, that: (a) application for Sublandlord's approval or consent may be submitted by Subtenant prior to receipt of Landlord's approval or consent; (b) Sublandlord shall respond to such application for approval or consent within a reasonable time after receipt thereof but need not respond prior to receipt from Landlord if its consent; and (c) Sublandlord may condition its approval or consent upon the subsequent receipt by Subtenant of Landlord's unconditional approval or consent to such application. If Sublandlord is required or has determined to give its consent or approval, Sublandlord shall cooperate reasonably with Subtenant in endeavoring to obtain Landlord's consent or approval upon and subject to the following terms and conditions: (i) Subtenant shall reimburse Sublandlord for any reasonable out-of-pocket costs incurred by Sublandlord in connection with seeking such consent or approval;
(ii) Sublandlord shall not be required to make any payments to Landlord or to enter into any agreements or to modify the Lease or this Sublease in order to obtain any such consent or approval; and (iii) if Subtenant agrees or is otherwise obligated to make any payments to Sublandlord or Landlord in connection with such request for such consent or approval, Subtenant shall have made arrangements for such payments which are reasonably satisfactory to Sublandlord. If Subtenant asks Sublandlord in writing to request Landlord to give Landlord's consent or approval in any situation where such consent or approval is required hereunder or under the Lease, if such request contains the form and substance of the request prepared for Sublandlord's signature and is reasonably acceptable to Sublandlord, Sublandlord shall promptly request such consent or approval from Landlord. Nothing contained in this SECTION 10 shall be deemed to require Sublandlord to give any consent or approval because Landlord has given such consent or approval. Whenever either party to this Sublease agrees not to unreasonably withhold its consent, such consent shall also not be unreasonably delayed or conditioned.

         11. CONSENT OF LANDLORD. This Sublease shall not be effective until Landlord has signed and delivered to Sublandlord and Subtenant its written consent to this Sublease (the "Consent") in the form of Exhibit "A" attached hereto and made a part hereof, and Landlord and Subtenant have executed and delivered the Future Lease.

         12. EFFECT OF SUBLEASE AND LANDLORD'S CONSENT. Notwithstanding this Sublease and the Consent:

                  a. Such Consent will not release Sublandlord of its obligations or alter the primary liability of Sublandlord to pay the rent and perform and comply with all of the obligations of Sublandlord to be performed under the Lease. By Landlord's consent hereto, Landlord does not consent or agree to any modifications of the Lease;

                  b. The acceptance of rent or any other sums by Landlord from Subtenant and/or anyone else liable under the Lease shall not be deemed a waiver by Landlord of any provisions of the Lease;

                  c. Landlord's consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment;

                  d. In the event of any default of Sublandlord under the Lease, Landlord may proceed directly against Sublandlord or anyone else liable under the Lease without first exhausting Landlord's remedies against any other person or entity liable thereon to Landlord;

                  e. Except as specifically agreed to in the Consent, Landlord does not agree to attorn to Subtenant upon a termination of the Lease. In the event Landlord succeeds to Sublandlord's interest under the Lease, whether as a result of a default under the Lease and in termination thereof or otherwise, then except as specifically agreed to in the Consent, Landlord, at its option and without being obligated to do so, may require Subtenant to attorn to Landlord. In such event (but not otherwise), Landlord shall undertake the obligations of Sublandlord under this Sublease from the time of the exercise of said option to terminate this Sublease, but Landlord shall not be liable for any prepaid rents in excess of one (1) month's rent paid by Subtenant, nor shall Landlord be liable for any other defaults of Sublandlord under this Sublease. As specifically agreed to in the Consent, Landlord shall be liable to Subtenant for, and shall credit Subtenant with, the unapplied portions of the Initial Security Deposit paid by Subtenant to Sublandlord pursuant to Section 5 of this Sublease and the unapplied portions of the Second Security Deposit to be paid directly to Landlord on or prior to July 1, 2004, if paid. Except as specifically agreed to in the Consent, including without limitation, Section 5 thereof, in the event of termination of the Lease and if Landlord does not require Subtenant to attorn to Landlord, Subtenant shall have no further right to possession of the Premises; and

                  f. No amendments, changes or modifications shall be made to this Sublease without the prior written consent of Landlord.

         13. NOTICES. Any and all notices, approvals or demands required or permitted under this Sublease shall be in writing, shall be served either personally, by United States certified mail, postage prepaid, return receipt requested or by reputable overnight carrier and, shall be deemed to have been given or made on the day on which it was received and shall be addressed to the parties at the addresses set forth below. Any party may, from time to time, by like notice, give notice of any change of address, and in such event, the address of such party shall be deemed to have been changed accordingly. The address for each party is:

         If to Sublandlord:         Ernest Paper Products, Inc.
                                    5777 Smithway Street
                                    Commerce, California 90040
                                    Attention: Charles Wilson

         If to Subtenant:           Overhill Farms, Inc.
                                    At the Premises

         With a copy to:            Albert B. Greco, Jr., Esq.
                                    Law Offices of Albert B. Greco, Jr.
                                    16901 N. Dallas Parkway, Suite 230
                                    Addison, Texas 75001
                                    Facsimile No.: 972/818-7343

Sublandlord acknowledges that Landlord is required to provide Subtenant with notice of any Sublandlord breach under the Lease and that Subtenant was granted the right, but not the obligation, to cure any such default by Sublandlord which was not otherwise Subtenant's obligation hereunder and Sublandlord hereby grants to Subtenant the right to so cure and hereby agrees that Subtenant shall be entitled to a dollar for dollar reduction in rent payable to Sublandlord hereunder for all sums so expended.

         14. BROKERS. Sublandlord and Subtenant warrant to each other and to Landlord that each has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease, except for Colliers Seeley and William D. Feldman Associates (collectively, the "Broker"), whose commissions shall be payable solely by Sublandlord pursuant to a separate written agreement and that neither Sublandlord nor Subtenant knows of any real estate broker or agent (other than the Broker) who is or might be entitled to a commission in connection with this Sublease. Sublandlord and Subtenant each hereby agree to indemnify, defend and hold harmless the other and Landlord from and against any losses, causes of action, liabilities, damages, claims, demands, costs and expenses (including reasonable attorneys' fees and costs) incurred, or to be incurred, by reason of any breach of the foregoing warranty by either party hereto with respect to any such dealings with any and all real estate broker(s) or agent(s) (other than the Broker).

         15. INSURANCE PROCEEDS AND AWARDS. Notwithstanding anything contained in the Lease to the contrary, as between Sublandlord and Subtenant only, all insurance proceeds or condemnation awards received by Sublandlord under the Lease shall be deemed to be the property of Sublandlord, except to the extent the same relate to Subtenant's personal property or trade fixtures and with respect to condemnation awards only, business interruption or relocation.

         16. INDEMNITY. Subtenant hereby agrees to indemnify, protect, defend and hold Sublandlord harmless from and against any and all claims, losses and damages, including without limitation, reasonable attorneys' fees and disbursements, (A) which may at any time be asserted against Sublandlord by (i) Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained in the Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (ii) any person by reason of Subtenant's use and/or occupancy of the Premises, or (iii) for loss of or damage to any property of Subtenant on or about the Premises, except if caused by Sublandlord's or Landlord's gross negligence or willful misconduct, or (B) resulting from any failure by Subtenant to comply with the terms of this Sublease and the Lease, except to the extent any of the foregoing is caused by the gross negligence or willful misconduct of Sublandlord. Sublandlord hereby agrees to indemnify, protect, defend and hold harmless Subtenant from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Materials (as defined in the Future Lease) on the Premises as a result of any act or omission of

Sublandlord or which were introduced onto the Premises while Sublandlord was in possession of the Premises prior to the date Subtenant first took occupancy of all or a portion of the Premises, or which are or were caused by the gross negligence or willful misconduct of Sublandlord. Sublandlord's obligations, as and when required by Applicable Requirements (as defined in the Future Lease), shall include, but not be limited to, the cost of investigation, removal remediation and/or abatement. The provisions of this SECTION 16 shall survive the expiration or earlier termination of the Lease and/or this Sublease, or the failure of Sublandlord to perform its obligations hereunder.

         17. INSURANCE. Subtenant shall comply with all of the insurance requirements and obligations of Sublandlord (applicable to the Premises), as tenant under the Lease, as modified by this Sublease, and shall, whether required by the Lease or not, name Landlord and Sublandlord as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Subtenant hereunder or thereunder.

         18. HOLDOVER. Notwithstanding anything to the contrary contained in the Lease, if Subtenant fails to surrender the Premises upon an early termination of this Sublease, with or without the express or implied consent of Sublandlord, Subtenant shall pay rent during such tenancy at a monthly rate equal to one hundred fifty percent (150%) of the rent applicable under this Sublease during the last period of the Term prior to such early termination and, in addition to any and all other liabilities of Subtenant to Sublandlord accruing therefrom and any and all other rights and remedies of Sublandlord provided herein, at law, or in equity, Subtenant shall protect, defend, indemnify and hold Sublandlord harmless from all loss, cost (including reasonable attorneys' fees) and liability resulting from such failure to surrender the Premises, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Sublandlord, including loss profits.

         19. WAIVER AND CONSENT. Upon execution of this Sublease and upon Subtenant's request from time to time, Sublandlord shall, and will cause Landlord to, execute a waiver and consent in the form of Exhibit "C" attached hereto and made a part hereof or such other form as is reasonably acceptable to Sublandlord.

         20. OVERHILL CORPORATION. Sublandlord hereby acknowledges that Subtenant is currently a subsidiary of Overhill Corporation and that Overhill Corporation is in the process of spinning Subtenant off into a separate publicly traded corporation. Sublandlord hereby consents to the spin-off and agrees that no further consent to such transaction by Sublandlord shall be necessary hereunder and that the spin-off or other dividend distribution of the stock of Subtenant held by Overhill Corporation shall not constitute a change of control of Subtenant or an assignment of this Sublease. Subtenant agrees that if such spin-off does not occur on or prior to July 1, 2002, Subtenant shall cause Overhill Corporation to execute and deliver a guaranty of the Sublease to Sublandlord substantially in the form of Exhibit "D" attached hereto and made a part hereof.

         21. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

         22. ENTIRE AGREEMENT; WAIVER. This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

         23. FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

         24. ATTORNEYS' FEES. In the event of the bringing of any action or suit by any part or parties hereto against another party or parties hereunder alleging a breach of any of the covenants, conditions, agreements or provisions of this Sublease, the prevailing party or parties shall recover all reasonable costs and expenses of suit, including without limitation, reasonable attorneys' fees, consultants fees and fees of expert witnesses.

         25. CHOICE OF LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of California.

         26. POWER AND AUTHORITY. Each of the persons executing this Sublease on behalf of Subtenant and Sublandlord respectively warrant and represent to the other that they have full power and authority to execute this Sublease and bind their respective parties hereto.

         27. COUNTERPARTS. This Sublease may be executed in one or more counterparts, each of which shall be deemed original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Sublease to be effective as of the day and year first above written.

                                             "SUBTENANT"

                                             OVERHILL FARMS, INC.,
                                             a Nevada corporation


                                             By: /s/ James Rudis
                                                 -------------------------------
                                                 Name: James Rudis
                                                 Its:  President


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Its:

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                             "SUBLANDLORD"

                                             ERNEST PAPER PRODUCTS, INC.,
                                             a California corporation


                                             By: /a/ A. Charles Wilson
                                                 -------------------------------
                                                 Name: a. Charles Wilson
                                                 Its: illegible


                                             By: /s/ Timothy Wilson
                                                 -------------------------------
                                                 Name: Timothy Wilson
                                                 Its: President

                                   EXHIBIT "A"

                          CONSENT TO SUBLEASE AGREEMENT


         THIS CONSENT TO SUBLEASE AGREEMENT (this "Agreement") is made as of January 1, 2002 by and among VERNON ASSOCIATES, LLC, a California limited liability company ("Landlord"), ERNEST PAPER PRODUCTS, INC., a California corporation ("Tenant"), and OVERHILL FARMS, INC., a Nevada corporation ("Subtenant").

                                 R E C I T A L S
                                 ---------------

         A. Reference is hereby made to that certain Industrial Real Estate Lease (Single-Tenant Facility) dated as of April 22, 1994, by and between Landlord and Tenant (the "Lease"), for the approximately 147,210 square foot one-story tilt up warehouse (the "Premises") located at 2727 E. Vernon Avenue, Vernon, California 90058 (the "Building").

         B. Pursuant to the terms of ARTICLE 9 of the Lease, Tenant has requested Landlord's consent to that certain Sublease, dated January 1, 2002, by and between Tenant and Subtenant (the "Sublease"), with respect to a subletting by Subtenant of the Premises. A copy of the Sublease is attached hereto as Exhibit "A". Landlord is willing to consent to the Sublease upon the terms and conditions contained herein.

         C. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.

                                A G R E E M E N T

         1. SUBLEASE. The words "Landlord" and "Tenant" as used in the Lease shall be deemed to refer to "Sublandlord" and "Subtenant" under the Sublease. As such, Subtenant and the Sublease shall be subject in all respects to the terms and the rights of Landlord and Tenant under the Lease. Except as otherwise expressly provided herein, the covenants, agreements, terms, provisions and conditions of the Lease insofar as they relate to the Premises and insofar as they are not inconsistent with the terms of the Sublease are made a part of and incorporated into the Sublease as if recited therein in full, and the rights and obligations of Landlord and Tenant under the Lease shall be deemed the rights and obligations of Tenant and Subtenant respectively under the Sublease and shall be binding upon and inure to the benefit of Tenant and Subtenant respectively. Further, in the event of a conflict between the terms of the Lease and the terms of the Sublease, the terms of the Sublease shall control only to the extent they are inconsistent with the terms of the Lease and their respective counterpart provisions in the Lease shall be excluded only to such extent. Notwithstanding the foregoing and anything to the contrary in the Sublease or herein, Subtenant shall comply with all of the insurance requirements and obligations of Tenant as tenant under the Lease, and shall, whether required by the Sublease or not, name Landlord and Tenant as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Tenant thereunder.

         2. LANDLORD'S CONSENT. Landlord hereby consents to the Sublease; provided, however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Landlord shall not be bound by any of the terms, covenant, conditions, provisions or agreements of the Sublease.

         3. NON-RELEASE OF TENANT; FURTHER TRANSFERS. Neither the Sublease nor this Agreement shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of the Tenant to pay the rent and perform under the Lease (including the payment of all bills rendered by Landlord for charges incurred by Subtenant for services and materials supplied to the Premises). Neither the Sublease nor this Agreement shall be construed as a waiver of Landlord's right to consent to any further subletting either by Tenant or by Subtenant or to any assignment by Tenant of the Lease or assignment by Subtenant of the Sublease, or as a consent to any portion of the Premises being used or occupied by any other party. Landlord may consent to subsequent sublettings and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Premises.

         4. RELATIONSHIP WITH LANDLORD. Tenant hereby assigns and transfers to Landlord Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to terms of this Section 4. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord under the Lease beyond applicable notice and cure periods (whether or not Landlord terminates the Lease), Landlord may, at its option by notice to Tenant, either (i) terminate the Sublease, subject to SECTION 5 below, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 4.1, below, or (iii) elect to succeed to Tenant's interest in the Sublease and cause Subtenant to attorn to Landlord, as further set forth in SECTION 4.2, below. Landlord agrees to copy Subtenant (or later notify Subtenant thereof) on any notice of default delivered to Tenant under the Lease, but Landlord shall not be in default hereunder as a result of a failure to timely deliver any such notice. Landlord and Tenant acknowledge and agree that Subtenant shall have the right, but not the obligation (except for obligations which are Subtenant's obligations under the Sublease), to cure any such Tenant default. Landlord and Tenant agree that if Subtenant cures any such Tenant default which was not otherwise Subtenant's obligation under the Sublease, Subtenant shall be entitled to a dollar for dollar reduction in rent payable to Tenant under the Sublease for all sums so expended.

                  4.1 LANDLORD'S ELECTION TO RECEIVE RENTS. Landlord shall not, by reason of the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to SECTION 4(II), above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant except with respect to Subtenant's prepaid rents to Tenant of less than one (1) month and except that Landlord shall be liable to Subtenant for, and shall credit Subtenant with, the unapplied portions of the original Security Deposit paid by Subtenant to Sublandlord in the amount of Four Hundred Thirty Thousand Dollars ($430,000.00) ("Initial Security Deposit") and the unapplied portions of the additional Security Deposit paid by Subtenant to Landlord on or prior to July 1, 2004, if paid to Landlord, in the amount of Two Hundred Thousand Dollar ($200,000.00) ("Second Security Deposit"), pursuant to Section 5 of the Sublease (although Landlord shall not be liable for any amounts of the Initial Security Deposit or Second Security Deposit which Tenant claims Tenant applied in accordance with the terms of the Sublease). Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease, or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect. Notwithstanding anything to the contrary contained herein, Landlord agrees that any payments made by Subtenant to Tenant prior to the date that Landlord notifies Subtenant in writing that Tenant is in monetary default under the Lease shall so satisfy Subtenant's obligations under the Sublease which have been paid.

                  4.2 LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In the event Landlord elects, at its option, to cause Subtenant to attorn to Landlord pursuant to SECTION 4(III), above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not (a) be liable for any prepayment of more than one month's rent or any security deposit paid by Subtenant, except as provided in SECTION 4.1, above, (b) be liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease, (c) be subject to any defenses or offsets previously accrued which Subtenant may have against Tenant, or (d) be bound by any changes or modifications made to the Sublease without the written consent of Landlord.

         5. NON-DISTURBANCE. The parties acknowledge that Landlord and Subtenant are concurrently entering into that certain Standard Industrial/Commercial Single-Tenant Lease - Net (the "New Lease") that commences upon the expiration of the Sublease. Notwithstanding anything to the contrary contained herein, in the event the Lease is terminated prior to the expiration thereof as a result of a default by Tenant under the Lease and Subtenant is not then in default under the Sublease beyond all applicable notice and cure periods, Landlord agrees that it shall recognize the Sublease and not disturb such Subtenant's possession of the Premises due to such termination; provided that (i) Landlord shall not be liable for any act or omission of Tenant or for any other defaults of Tenant under the Sublease; (ii) Landlord shall not be subject to any offsets or defenses which the Subtenant might have as to Tenant or to any claims for damages against Tenant, nor shall Landlord be obligated to fund to, or for the benefit of, Subtenant, any undisbursed tenant improvement or refurbishment allowance or other allowances or monetary concessions; (iii) Landlord shall not be required or obligated to credit the Subtenant with any rent, security deposit or additional rent paid by the Subtenant to Tenant, except as provided in
Section 4.I, above; (iv) Landlord shall not be bound by any provisions of the Sublease which are inconsistent with the terms and conditions of the Lease or by any changes or modifications made to the Sublease without the prior written consent of Landlord; (v) such recognition shall be effective upon, and Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the Sublease accruing after, the termination of the Lease; and (vi) the Subtenant shall make full and complete attornment to Landlord, as lessor, pursuant to a commercially reasonable written agreement executed by Landlord and the Subtenant, so as to establish direct privity of contract between Landlord and the Subtenant with the same force and effect as though the Sublease was originally made directly between Landlord and the Subtenant. Upon Landlord's written request given any time after the termination of the Lease, the Subtenant shall execute an amendment to the New Lease accelerating the "Commencement Date," as that term is defined in the New Lease, to the date of execution of such amendment with appropriate modifications to the New Lease to incorporate the economic terms of the Sublease which are applicable to the period of time before the Commencement Date would have otherwise occurred.

         6. CONDITIONS PRECEDENT. This Agreement shall not become effective until all of the following conditions precedent have been fully satisfied: (a) Tenant and Subtenant shall have executed and delivered an original counterpart of this Agreement to Landlord; (b) Subtenant and Tenant shall have fully executed and delivered to Landlord an original Sublease; (c) Subtenant shall have executed and delivered an original counterpart of the New Lease to Landlord; (d) Landlord shall have executed and delivered an original counterpart of the New Lease to Subtenant; (e) Landlord shall have executed and delivered an original counterpart of this Agreement to all parties hereof; and (f) Tenant shall have delivered a fully executed Personal Guaranty and a fully executed Security Agreement (and any documents required thereby) to Landlord in accordance with SECTION 9 below. Tenant agrees to reimburse Landlord the sum of [TDB] Dollars ($ TBD] ) for processing fees and attorneys' fees and disbursements incurred by Landlord for services rendered by its attorneys in connection with the subletting and this Agreement, which amount shall be deemed to be due and payable by Tenant to Landlord as additional rent under the Lease

         7. LEASE PROVISIONS. Landlord and Tenant hereby agree that the Option to Extend Term Lease Rider and Paragraph 8 of the Addendum Rider, both attached to and a part of the Lease, are hereby deleted in their entirety and of no further force or effect.

         8. SECURITY DEPOSIT. On or prior to the "Termination Date," as such term is defined in the Sublease, Tenant agrees to transfer, assign and convey all unapplied portions of the Security Deposit (including the Initial Security Deposit and the Second Security Deposit) to Landlord to be held as a security deposit under the New Lease and Subtenant hereby authorizes and approves the same. If Tenant fails to so timely transfer, assign and convey all unapplied portions of the Security Deposit (including the Initial Security Deposit and the Second Security Deposit) to Landlord, such failure shall be deemed to be a material default under Section 10.02(b) of the Lease. Notwithstanding the failure of Tenant to timely transfer, assign and convey the Security Deposit (including the Initial Security Deposit and the Second Security Deposit) to Landlord, Landlord shall be liable to Subtenant for and shall credit Subtenant with the entire amount of the unapplied portions of the Initial Security Deposit and the unapplied portions of the Second Security Deposit (but with respect to the Second Security Deposit, only if paid to Landlord) as specifically set forth in SECTION 4.1, above.

         9. GUARANTY. In order to ensure and secure Tenant's obligation to pay the unapplied portion of the Initial Security Deposit to Landlord (and to provide reasonable and detailed backup regarding any amounts so applied), Wilson, Wilson & Wilson, a California general partnership, shall guaranty such obligation to Landlord. In connection with such guaranty, Wilson, Wilson & Wilson shall execute and deliver to Landlord concurrently with Tenant's execution of this Agreement, a Personal Guaranty in the form attached hereto as Exhibit "C" and made a part hereof, and a Security Agreement in the form attached hereto as Exhibit "D" and made a part hereof (and any other documentation required thereby) and, in addition, Tenant hereby consents to and agrees that the current security deposit being held by Landlord under the Lease in the amount of Forty Three Thousand Eight Hundred Thirty-Two and 34/100 Dollars ($43,832.34) may also be used by Landlord and applied against Tenant's obligation to pay the Initial Security Deposit to Landlord.

         10. TENANT ADDITIONAL OBLIGATIONS. Tenant agrees that if the Subtenant ceases business operations from the Premises for any reason during the term of the Sublease, at Landlord's sole option, Tenant shall return the Premises to the condition required by SECTION 6.0 of the Lease, except that Tenant shall have no obligation to alter the renovations to the rear loading area or any other alterations which Landlord, at its sole option, elects to retain.

         11. HAZARDOUS MATERIALS. Landlord hereby agrees to indemnify, protect, defend and hold harmless Subtenant from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Materials (as defined in the New Lease) on the Premises prior to the date Tenant first took occupancy of all or any portion of the Premises or which were caused by the gross negligence or willful misconduct of Landlord. Landlord's obligations, as and when required by Applicable Requirements (as defined in the New Lease), shall include, but not be limited to, the cost of investigation, removal, remediation and/or abatement and shall survive the expiration or termination of the Sublease and this Agreement.

         12. GENERAL PROVISIONS.

                  12.1 CONSIDERATION FOR SUBLEASE. Tenant and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Premises other than as disclosed in the Sublease.

                  12.2 BROKERAGE COMMISSION. Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease or the New Lease. Landlord and Tenant agree that all brokerage commissions with respect to the New Lease and Sublease shall be paid in accordance with the provisions of Exhibit "B" attached hereto. Tenant and Subtenant agree to protect, defend indemnify and hold Landlord harmless from and against the same and from any cost or expense (including, but not limited to, attorney's fees) incurred by Landlord in resisting any claim for any such brokerage commission.

                  12.3 CONTROLLING LAW. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

                  12.4 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and permitted assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

                  12.5 CAPTIONS. The section captions utilized herein are in no way intended to interpret or limited the terms and conditions hereof; rather, they are intended for purposes of convenience only.

                  12.6 PARTIAL INVALIDITY. If any term, provision or condition contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  12.7 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

                  12.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed original, and all of which together shall constitute one and the same instrument.

                  12.9 FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

                  12.10 WAIVER AND CONSENT. Upon execution of this Agreement and upon Subtenant's and Tenant's request from time to time, Landlord shall execute a waiver and consent in the form of Exhibit "C" attached to the Sublease or such other form as is reasonably acceptable to Landlord with appropriate changes based on the fact that Landlord is executing such document. In addition,. Landlord and Tenant acknowledge that the Sublease will be hypothecated and pledged as collateral to Subtenant's lenders. Landlord and Tenant hereby consent to such hypothecation and pledge of all of Subtenant's rights under the Sublease to Subtenant's existing or future lenders. The pledge of Subtenant's rights under the Sublease and any subsequent foreclosure thereof and assumption of the Sublease by any such lender shall not constitute a change of control of Subtenant but shall be deemed a transfer to a Non-Transferee pursuant to Section 14 of the Addendum to the New Lease.

                  12.11 WAIVER OF JURY TRIAL. SUBTENANT, LANDLORD AND TENANT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH SUCH PARTY HEREBY AGREES AND CONSENTS; THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                          "Landlord":

                                          VERNON ASSOCIATES, LLC,
                                          a California limited liability company


                                          By: /s/ William D. Feldman
                                              ----------------------------------
                                          Name: William D. Feldman
                                          Its: Managing Member


                                          By:
                                              ----------------------------------
                                          Name:
                                          Its:

                       [signatures continued on next page]

                    [signatures continued from previous page]

                                          "Tenant":

                                          ERNEST PAPER PRODUCTS, INC.,
                                          a California corporation


                                          By: /s/ A. Charles Wilson
                                              ----------------------------------
                                          Name: A. Charles Wilson
                                          Its: Chairman, Sec.


                                          By: /s/ Timothy Wilson
                                              ----------------------------------
                                          Name: Timothy Wilson
                                          Its: President



                                          "Subtenant":

                                           OVERHILL FARMS, INC.,
                                           a Nevada corporation


                                           By: /s/ James Rudis
                                               ---------------------------------
                                           Name: James Rudis
                                           Its: President


                                           By:
                                              ----------------------------------
                                           Name:
                                           Its:

                                   EXHIBIT "A"

                                    SUBLEASE

                                   EXHIBIT "B"

                              BROKERAGE COMMISSION

         Upon the satisfaction of the conditions precedent contained in Section 6 of the Agreement, Tenant shall within ten (10) business days thereafter pay leasing commissions, in full, to Colliers Seeley in the amount of Two Hundred Sixty Two Thousand Four Hundred Thirty Nine Dollars ($262,439.00) and to William
D. Feldman Associates in the amount of Eighty Seven Thousand Four Hundred Seventy Nine Dollars ($87,479.00) for a total commission payable equal to Three Hundred Forty Nine Thousand Nine Hundred Eighteen Dollars ($349,918.00) ("Total Commission"). Landlord agrees that a portion of the Total Commission in the amount of Two Hundred Thirty Six Thousand One Hundred Ninety-Five Dollars ($236,195.00) is attributable to the six (6) year and nine (9) month term of the New Lease, which New Lease commences concurrently upon the expiration of the Lease and Sublease. Therefore, Landlord agrees to pay to Tenant an amount equal to Two Thousand Nine Hundred Fifteen and 99/100 Dollars ($2,915.99) for each month during the term of the New Lease (for a total of Two Hundred Thirty Six Thousand One Hundred Ninety Five Dollars ($236,195.00)) ("Reimbursement Payments") for which Landlord receives rent from Subtenant under the New Lease and so long as Subtenant is not otherwise in monetary default under the New Lease. Such payments from Landlord to Tenant shall be due and payable within thirty (30) days following Landlord's receipt of the appropriate payment from Subtenant. Landlord and Tenant acknowledge that if Subtenant fulfills all Subtenant's responsibilities under the New Lease and makes all monetary payments thereunder, Landlord's Reimbursement Payments shall total an amount equal to Two Hundred Thirty Six Thousand One Hundred Ninety Five Dollars ($236,195.00). Tenant agrees that Colliers Seeley and William D. Feldman Associates are third party beneficiaries of this Agreement for the sole purpose of enforcing Tenant's obligation to timely pay the leasing commissions specified herein, including the rights under Section 11.7 of the Agreement. If Tenant fails to timely pay the commissions required to be paid hereunder, the amounts past due shall earn interest from the date due until paid at the maximum rate allowed by law.

                                   EXHIBIT "C"

                                    GUARANTY

         WILSON, WILSON & WILSON, a California general partnership ("Guarantor"), whose address is c/o Turner, Laub & Escovar, 888 S. Figueroa Street, Suite 860, Los Angeles, CA 90017, Attention: Bruce Laub, whose facsimile number is (213) 627-6489 and whose Social Security/Tax Identification Number is 95-3633264, as a material inducement to and in consideration of VERNON ASSOCIATES, LLC, a California limited liability company ("Landlord"), entering into that certain Consent to Sublease Agreement dated as of January 1, 2002 (the "Agreement"), with ERNEST PAPER PRODUCTS, INC., a California corporation ("Tenant"), and OVERHILL FARMS, INC., a Nevada corporation ("Subtenant"), concerning Landlord's consent to Tenant's sublease to Subtenant of that certain approximately 147,210 square foot one-story tilt up warehouse building located at 2727 E. Vernon Avenue, Vernon California, hereby unconditionally, irrevocably and jointly and severally guarantees and promises to, and for the benefit of Landlord, fully and promptly pay and discharge Tenant's obligation to pay to Landlord the unapplied portion of the original security deposit paid by Subtenant to Tenant in accordance with the provisions of such sublease in the amount of Four Hundred Thirty Thousand Dollars ($430,000.00) (and to provide reasonable and detailed backup regarding any amounts so applied) (hereinafter, the "Guarantied Obligation"). Without Landlord first having to proceed against Tenant or to proceed against any security therefore, Guarantor agrees to pay, on demand, all sums due and to become due from Tenant with respect to the Guarantied Obligation and all losses, costs, attorneys' fees or expenses which may be suffered by Landlord by reason of Tenant's default thereof. Guarantor's liability under this Guaranty shall continue until the Guarantied Obligation has been fully paid and performed. Guarantor hereby warrants and represents to Landlord that Guarantor now has and will continue to have full and complete access to any and all information concerning the value of assets owned or to be acquired by Tenant, Tenant's financial status and Tenant's ability to pay and perform the Guarantied Obligation owed to Landlord. Guarantor further warrants and represents to Landlord that: (1) Minda S. Wilson, individually, Timothy Wilson, individually, and A. Charles Wilson and Betty S. Wilson Trust u/d/t dated 6/18/80, are the sole partners of Guarantor (collectively, "Guarantor's Partners"); and (2) all consents, approvals and authorizations required in connection with Guarantor's execution and delivery of this Guaranty, and performance the its obligations hereunder, whether required by law, agreement or otherwise, have been obtained, including, but not limited to, the consent and approval required of (a) Guarantor's Partners pursuant to the terms of Guarantor's partnership agreement or otherwise, and (b) the respective spouses of Guarantor's Partners that are married.

         Guarantor expressly consents to Landlord taking any or all of the following actions, from time to time, without notice or further consent from Guarantor and such action shall not affect Guarantor's liability hereunder or create any right of recourse or right of action by Guarantor against Landlord:
(i) waiving, renewing, extending, accelerating or otherwise changing the time, manner, place or terms of payment of any indebtedness of Tenant or the performance or observance by Tenant of any other term of any agreement relating thereto; (ii) holding real or personal property security for payment of this Guaranty or any indebtedness of Tenant, and exchanging, changing, impairing, enforcing, waiving or releasing any such security; (iii) applying any such security and directing the order and manner of sale thereof as Landlord may in

Landlord's discretion determine; (iv) modifying, amending, supplementing or adding to any agreements relating to any security or the Guarantied Obligation;
(v) exercising, failing to exercise or failing to timely exercise any right or remedy against Tenant, any security (including Landlord's failure to perfect Landlord's security interest in any security) or other guaranty of Tenant's indebtedness; (vi) failing to proceed against or exhaust any of Tenant's security held by Landlord; and (vii) releasing or substituting any one or more endorsers or guarantors. Guarantor agrees that this is a guaranty of payment not of collection, and consents to any form of remedy pursued by Landlord to enforce its rights under any instrument evidencing or securing Tenant's indebtedness, in whatever order Landlord may choose, including all remedies that may eliminate Guarantor's right of subrogation, result in the relinquishment of a deficiency judgment in Guarantor's favor against Tenant or both. Landlord may, without notice, assign this Guaranty in whole or in part. Guarantor waives any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation from any cause of the liability of Tenant and waives the benefit of any statute of limitations applicable to any indebtedness of Tenant or to any liability of Guarantor hereunder. If Tenant defaults under the Guarantied Obligation, Landlord may proceed immediately against Guarantor or Tenant, or both, or Landlord may enforce against Guarantor or Tenant, or both, any rights that it has under the Agreement or against Guarantor pursuant to this Guaranty or Security Agreement (as defined below). Guarantor hereby waives notice of or the giving of its consent to any amendments which may hereafter be made to the terms of the Agreement, and this Guaranty shall guarantee the performance of the Guarantied Obligation as such may be amended in connection therewith, or as the same may be assigned from time to time. If Landlord disposes of its interest in the Agreement, "Landlord," as used in this Guaranty, shall mean Landlord's successors in interest and assigns.

         Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Landlord to proceed against Tenant or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Landlord to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of Tenant, Landlord, any endorser, creditor of Tenant or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by Landlord, including, without limitation, any election which destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement, or both.

         Until the Guarantied Obligation has been fully paid and performed for the benefit of Landlord, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Landlord now or may hereafter have against Tenant, and hereby waives any benefit of any security now or hereafter held by Landlord. Guarantor waives all presentments, demands for performance, notice of non-performance, protests, notices of protests, and notices of dishonor and of the existence, creation or incurring of new or additional indebtedness and waives the benefit of all exemptions and homestead laws. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code ss.ss. 2799, 2808, 2809, 2810, 2815, 2819, 2825, 2839 and 2845 through 2850, or any successor sections.

         Any indebtedness or security of Tenant now or hereafter held by Guarantor is hereby subordinated to the Guarantied Obligation, guaranteed hereby and shall not be paid in whole or in part without Landlord's prior written consent, nor shall Guarantor accept any payment of all or part of any such indebtedness while this Guaranty is in effect. Guarantor hereby waives and releases any claims to any security of Tenant and to any benefit of, and any right to participate in, any security now or hereafter held by Tenant while this Guaranty is in effect. Any such indebtedness of Tenant to Guarantor is hereby assigned to Landlord as security for the performance of this Guaranty and the payment and performance of the Guarantied Obligation by Tenant. At Landlord's request, Guarantor shall pay to Landlord all or any part of such subordinated indebtedness. Any payment by Tenant to Guarantor in violation of this Guaranty shall be received by Guarantor in trust for Landlord and shall be paid to Landlord immediately upon demand. Any such payment shall be applied against the Guarantied Obligation guaranteed hereby, but shall not otherwise reduce or affect, in any manner, the liability of Guarantor under this Guaranty.

         Guarantor hereby agrees that, in the event any bankruptcy, insolvency, reorganization, liquidation or similar proceeding is instituted against Tenant, whether voluntary or involuntary, Guarantor shall continue to be fully liable hereunder, notwithstanding any action taken in connection with such proceeding, including, without limitation, any election by Landlord pursuant to United States Bankruptcy Code ss. 1111(b)(2), and Landlord shall have the right to: (1) file claims in any such proceeding on behalf of Guarantor if Guarantor fails to file such claim; (2) vote Guarantor's claims in any such proceeding; and (3) receive interest on Tenant's obligations accruing after the filing of a petition or other document to institute any such proceeding to the extent of Guarantor's claims against Tenant.

         "Tenant" and "Guarantor" shall include the plural if there is more than one Tenant or Guarantor. If there is more than one Guarantor, their liabilities hereunder shall be joint and several, and each shall be deemed a primary obligor, and the liability of any Guarantor shall not be affected by the death of any other Guarantor or by any notice given by any other Guarantor. Any married person who, in his or her individual capacity, signs this Guaranty as a general partner of Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this Guaranty. Guarantor's obligations under this Guaranty shall not be assigned and shall be binding upon Guarantor's heirs and successors.

         The obligations of Guarantor hereunder are independent of the obligations of Tenant. Guarantor agrees that a separate action may be brought or prosecuted against any one or more Guarantors whether or not Guarantors are the alter ego of Tenant and where or not the action is brought or prosecuted against any other Guarantors or Tenant and Landlord may release any Guarantors or Tenant or release or waive any security without releasing other Guarantors.

         If at any time Landlord shall institute any action or proceeding against any Guarantor relating to collecting or enforcement of this Guaranty or the obligations guaranteed hereby, or engage an attorney to enforce any such provision, Landlord shall be reimbursed by such Guarantor in addition to such other relief as the court may award, for attorneys' fees, costs and expenses, all as actually incurred (including, without limitation, those incurred in investigation, appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code or any successor thereto).

         This Guaranty shall be effective irrespective of any change in the composition or ownership or form of ownership of Tenant and wherever the Tenant may be located. If any one or more provisions of this Guaranty shall be determined to be illegal or unenforceable, all other provisions shall remain effective. Neither this Guaranty nor any terms hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought. The liability of Guarantor and all of Landlord's rights, powers and remedies hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor, or any of them, relating to the Tenant shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law. Guarantor's obligations under this Guaranty may not be assigned and shall be binding upon Guarantor's heirs and successors.

         No delay on Landlord's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Landlord's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Landlord unless the same shall be in writing, duly signed on Landlord's behalf, and in each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Landlord's rights or the obligations of Guarantor to Landlord in any other respect at any other time.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

         In any such action or proceeding, Guarantor waives personal service of the Summons and Complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (1) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth above or which Guarantor has previously advised Landlord in writing with concurrent sending of all such papers by facsimile to the telephone number set forth above, and service or notice so served shall be deemed complete when received by Guarantor, or (2) in such other manner as may be permissible under the rules of said Courts.

         This Guaranty shall be secured by a Security Agreement (Assignment of Membership Interest) of even (or approximately even) date herewith (the "Security Agreement"), executed by Guarantor for the benefit of Landlord, pursuant to which Guarantor shall assign to Landlord, for security purposes, all of Guarantor's right, title and interest in and to its membership interests in Landlord.

         GUARANTOR FURTHER AGREES THAT ANY TRIAL RELATING TO, ARISING OUT OF OR DERIVING FROM THIS GUARANTY SHALL BE TRIED SOLELY BEFORE A JUDGE AND NOT BEFORE A JURY.

Date: January 1, 2002            GUARANTOR:

                                 WILSON, WILSON & WILSON,
                                 a California general partnership


                                 By:
                                     -------------------------------------------
                                     Name: A. Charles Wilson and Betty S. Wilson
                                           Trust u/d/t dated 6/18/80
                                     Its:  General Partner


                                 By:
                                     -------------------------------------------
                                     Name:   Timothy Wilson
                                     Its:    General Partner

                                   EXHIBIT "D"

                               SECURITY AGREEMENT
                      (Assignment of Membership Interests)

         THIS SECURITY AGREEMENT (Assignment of Membership Interest) (this "Agreement") is made as of January 1, 2002, by WILSON, WILSON & WILSON, a California general partnership ("Debtor"), in favor of VERNON ASSOCIATES, LLC, a California limited liability company ("Secured Party"), with reference to the following facts:

                                    RECITALS
                                    --------

         A. Secured Party, Ernest Paper Products, Inc., a California corporation ("Tenant"), and Overhill Farms, Inc., a Nevada corporation ("Subtenant"), have entered into that certain Consent to Sublease Agreement dated as of January 1, 2002 (the "Consent Agreement"), pursuant to which, among other things, (i) Secured Party has consented to Tenant's sublease of certain premises to Subtenant, and (ii) Tenant has agreed to pay to Secured Party, upon the "Termination Date" set forth in that certain sublease agreement between Tenant and Subtenant, the unapplied portion of the original security deposit paid to Tenant by Subtenant in the amount of Four Hundred Thirty Thousand Dollars ($430,000.00) (the "Initial Security Deposit").

         B. In order to ensure and secure Tenant's obligation to pay the unapplied portion of the Initial Security Deposit to Secured Party under the terms of the Consent Agreement (and to provide reasonable and detailed back-up regarding any amounts so applied), Secured Party has required that Debtor execute and deliver that certain Personal Guaranty dated as of January 1, 2002 (the "Guaranty") to guarantee the full and prompt payment and discharge of such obligation of Tenant.

         C. Secured Party has required, as a further condition to entering into the Consent Agreement and as security for Debtor's obligations under the Guaranty, that Debtor assign, for security purposes only, all of its right, title and interest in and to its membership interests in Secured Party.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor, intending to be legally bound hereby, unconditionally agrees as follows:

         1. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all obligations of Debtor to Secured Party evidenced by the Guaranty; and (b) all present and future obligations of Debtor to Secured Party which expressly provide that they are secured hereby (collectively, the "Secured Obligations"). As security for the Secured Obligations, Debtor hereby pledges, encumbers, assigns, grants, transfers and sets over to Secured Party a security interest in all of its right, title and interest in and to the following (collectively, the "Collateral"): (i) all of the membership interests in Secured Party held by Debtor, including, without limitation, (A) all voting rights, (B) all rights to receive profits, income and distributions, whether in cash or in kind, gains, losses, deduction credits, payable or allocated to the members of Secured Party under that certain Operating Agreement of Secured Party dated as of February 2, 1996 (as amended, the "Operating Agreement"), (C) all fees and charges to by paid by Secured Party to Debtor, whether now owned or hereafter acquired, whether arising under the Operating Agreement or otherwise,
(D) any right of first refusal or option to acquire any membership interest in Secured Party, and (E) any other property rights and interests that Debtor may be entitled at any time to receive on account of such membership interests; (ii) after-acquired property which replaces any of the foregoing property; and (iii) the proceeds and products, if any, from all of the foregoing property.

         2. FINANCING STATEMENTS. Debtor hereby authorizes Secured Party to complete and file such financing statements pursuant to the appropriate statutes to perfect the security interest created hereby. Debtor further agrees to perform all acts which Secured Party may reasonably request so as to enable Secured Party to maintain such valid and perfected security interests in the Collateral in order to secure the full payment and performance of the Secured Obligations. Secured Party is authorized to file a copy of any such financing statement in any jurisdiction(s) as it shall deem appropriate from time to time in order to perfect the security interest granted herein.

         3. REPRESENTATIONS REGARDING MEMBERSHIP INTERESTS. In making the foregoing assignment, Debtor hereby represents and warrants to Secured Party that as of the date hereof:

                  3.1. Debtor and the members identified in the Consent to Assignment attached hereto as EXHIBIT A and made a part hereof are collectively the sole holders and owners of all of the membership interests in Secured Party;

                  3.2. Minda S. Wilson, individually, Timothy G. Wilson, individually, and A. Charles Wilson and Betty S. Wilson Trust u/d/t dated 6/18/80, are the sole partners of Debtor (collectively, "Debtor's Partners");

                  3.3. Debtor has the right and authority to execute, deliver and perform this Agreement;

                  3.4. All consents, approvals and authorizations required in connection with Debtor's execution and delivery of this Agreement, and performance of its obligations hereunder, whether required by law, agreement or otherwise, have been obtained, including, but not limited to, any consent or approval required of (a) the other members of Secured Party pursuant to the terms of the Operating Agreement, (b) Debtor's Partners pursuant to the terms of Debtor's partnership agreement or otherwise, and (c) the respective spouses of Debtor's Partners that are married;

                  3.5. The Operating Agreement is valid and in full force and effect in accordance with its terms, and Debtor is in full compliance with all of the requirements, terms conditions and covenants contained therein;

                  3.6. Debtor has not pledged or assigned its membership interests in Secured Party to any person or entity, except Secured Party pursuant hereto.

         4. CONTINUED OPERATION BY DEBTOR. This Agreement is an assignment for security purposes but, without diminishing the rights and security interests granted hereunder, so long as no default exists hereunder or under the Guaranty, Debtor may use, take advantage of and have all of the benefits of the Collateral, but not including the right, without Secured Party's prior written consent as herein described, to pledge, encumber, assign, sell or transfer its membership interests in Secured Party or to admit substitute or additional parties as members in Secured Party if such admission would result in a dilution of Debtor's membership interests. Secured Party, in Secured Party's sole discretion, may terminate and revoke the foregoing rights of Debtor upon any default hereunder or under the Guaranty. Any attempted pledge, encumbrance, assignment, sale or transfer of Debtor's membership interests in Secured Party, and any attempted admission of substitute or additional members in Secured Party, not specifically permitted under this Agreement, or otherwise consented to by Secured Party in writing, are absolutely void and of no force or effect for any purpose whatsoever.

         5. COVENANTS OF DEBTOR. Debtor hereby covenants and agrees:

                  5.1. Not to execute, without Secured Party's prior written consent (which Secured Party may give or withhold in Secured Party's sole discretion), any other agreement or instrument for purposes of pledging, encumbering, assigning, selling or transferring Debtor's right, title or interest in the membership interests of Secured Party;

                  5.2. Not to admit, without Secured Party's prior written consent (which Secured Party may give or withhold in Secured Party's sole discretion), any person or entity as an additional or substitute member of Debtor if such admission would result in a dilution of Debtor's membership; and

                  5.3. Deliver promptly to Secured Party true and correct copies of all notices or other documents or communications received or given by Debtor with regard to or relating in any way to Debtor's membership interests in Secured Party.

         6. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder:

                           6.1 if Debtor fails to observe or perform any obligation or agreement contained in this Agreement or the Guaranty;

                           6.2 if any representation or warranty made by Debtor herein shall prove to be incorrect in any material respect when made; and

                           6.3 if Debtor pledges, encumbers, assigns, sells or transfers all or any portion of the Collateral or any interest therein in violation of the terms of this Agreement.

         7. REMEDIES OF SECURED PARTY. If an Event of Default occurs and is continuing, Secured Party shall have all rights, powers, privileges and remedies granted to a secured party upon default under the California Commercial Code or otherwise provided at law, including, but not limited to, the right to contact all persons obligated to Debtor on the Collateral and to instruct such persons to deliver all Collateral directly to Secured Party. Secured Party has and possesses a security interest in all Collateral. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder will not be deemed a waiver of such right, power or remedy and any single or partial exercise of any right, power or remedy hereunder or under the Guaranty does not preclude the further exercise thereof, and every right, power and remedy of Secured Party continues in full force and effect until such right, power or remedy is waived specifically by an instrument in writing signed by Secured Party. No notice to or demand on Debtor entitles Debtor to any other or further notice or demand.

         8. REMEDIES CUMULATIVE. The remedies provided herein in favor of Secured Party are not exclusive, but are cumulative and in addition to all other remedies in favor of Secured Party existing under the Guaranty, and at law or in equity. Without limiting the foregoing, Secured Party may exercise its rights with respect to a portion of the Collateral without exercising its rights with respect to any other portion thereof, and may exercise any of its rights under this Agreement without obligation to other security.

         9. DEBTOR'S INDEMNITY. Debtor shall indemnify, defend and protect Secured Party against and from and hold Secured Party free and harmless from any and all claims, demands, lawsuits, judgments, awards, costs, liabilities and expenses, including attorneys' fees, arising by reason of any default by Debtor hereunder, including any default under the Operating Agreement.

         10. RELATIONSHIP OF PARTIES. This Agreement is intended to be and is deemed for all purposes to constitute addition security granted to Secured Party for the payment and performance of the obligations of Debtor under the Guaranty. The execution and delivery of this Agreement and the enforcement of this Agreement by Secured Party does not alter or expand upon the debtor and credit or relationship between Debtor and Secured Party, and nothing contained herein is to be construed to constitute Secured Party a partner of or a joint venturer with Debtor.

         11. COSTS. Expenses and Attorneys' Fees. Debtor shall pay to Secured Party immediately upon demand, the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Debtor or valuation of the Collateral including, but not limited to, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor to Secured Party, with interest at a rate per annum equal to the highest rate then permitted under applicable law.

         12. MISCELLANEOUS.

                  (a) BINDING EFFECT. Wherever any of the parties to this Agreement is referred to, such reference is deemed to include the heirs, successors, assigns and personal representatives of such party. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party hereto.

                  (b) NOTICES. All notices, demands, solicitations of consent or approval, and other communications hereunder required or permitted shall be in writing and shall be deemed to have been given (i) when personally delivered or telecopied, (ii) one (1) business day after the date when deposited with an overnight courier, or (iii) three (3) business days after the date when deposited in the United States mail and sent postage prepaid by registered or certified mail, return receipt requested, addressed as follows:

         If to Debtor, to the intended recipient at:

                  Wilson, Wilson & Wilson
                  c/o Turner, Laub & Escovar
                  888 S. Figueroa Street, Suite 860
                  Los Angeles, California 90017
                  Attention: Mr. Bruce Laub

         If to Secured Party, to the intended recipient at:

                  Vernon Associates, LLC
                  c/o 12540 Beatrice Street, Suite 203
                  Los Angeles, California 90066
                  Attention: Mr. William D. Feldman

                  (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  (d) SEVERABILITY. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

                  (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same agreement.

                  (f) JOINT AND SEVERAL LIABILITY. The liability of all persons and entities executing this Agreement as Debtor shall be joint and several.

                  (g) HEADINGS. The headings used herein are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms hereof.

                  (h) MODIFICATIONS. This Agreement may not be amended or modified in any respect whatsoever except by written instrument signed by the parties.

                  (i) WAIVER OF JURY TRIAL. THE DEBTOR AND SECURED PARTY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE, LOAN DOCUMENTS OR THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH SUCH PARTY HEREBY AGREES AND CONSENTS; THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first appearing above.

                                 DEBTOR:

                                 WILSON, WILSON & WILSON,
                                 a California general partnership


                                 By:
                                     -------------------------------------------
                                     Name: A. Charles Wilson and Betty S. Wilson
                                           Trust u/d/t 6/18/80
                                     Its:     General Partner


                                 By:
                                     -------------------------------------------
                                     Name:    Timothy Wilson
                                     Its:     General Partner

                                    EXHIBIT A
                                    ---------

                               CONSENT OF MEMBERS

         The undersigned hereby certify that they constitute all of the members of Vernon Associates, LLC, a California limited liability company (the "Company"), other than Wilson, Wilson & Wilson, a California general partnership ("Debtor"). The undersigned: (a) have read and understand the foregoing Security Agreement (Assignment of Membership Interest) executed by Debtor in favor of the Company (the "Security Agreement"); (b) acknowledge and consent to the terms of the Security Agreement and Debtor's execution, delivery and performance thereunder, and (c) acknowledge and agree that to the extent the consent and approval of the members is required under the terms of the Company's operating agreement, execution of this Consent of Members by the undersigned shall be deemed to satisfy the consent and approval required thereunder.

         IN WITNESS WHEREOF, the undersigned have executed this Consent of Members as of January 1, 2002.

-------------------------------------      -------------------------------------
WILLIAM D. FELDMAN, an individual          PATRICIA HOFFMAN, an individual

-------------------------------------      -------------------------------------
STUART KLABIN, an individual               EDWARD ELSNER, an individual

-------------------------------------      FBV, LTD., a California limited
THOMAS ELSNER, an individual               partnership

                                            By:
                                                --------------------------------
                                                William D. Feldman, its General
                                                  Partner

                                   EXHIBIT "B"

                                   WORK LETTER

         This Work Letter shall set forth the terms and conditions relating to the construction of the "Improvements," as that term is defined in SECTION 2.1 below. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Improvements, in sequence, as such issues will arise during the actual construction of the Improvements.

         1. DELIVERY OF THE PREMISES AND BASE PROJECT. Sublandlord shall deliver the base, shell and core of the Premises and all other improvements currently located in the Premises (collectively, the "Base Project") to Subtenant following the mutual execution and delivery of this Sublease. Subtenant has inspected and hereby approves the condition of the Base Project and agrees that the Base Project shall be delivered to Subtenant in their presently existing "as-is" condition.

         2. IMPROVEMENTS. Subtenant shall design and construct within the Premises certain improvements, which are permanently affixed to the Premises (the "Improvements").

         3. CONSTRUCTION DRAWINGS.

         3.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. Subtenant shall retain an architect, subject to Sublandlord's and Landlord's prior reasonable approval, or use its internal personnel (the "Architect") to prepare the "Construction Drawings," as that term is defined in this SECTION 3.1. Subtenant shall retain the engineering consultants reasonably approved by Landlord, or use its internal personnel (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications reasonably determined by Landlord, and shall be subject to Sublandlord's and Landlord's approval. Subtenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Project plans, and Subtenant and Architect shall be solely responsible for the same, and Sublandlord and Landlord shall have no responsibility in connection therewith. Sublandlord's and Landlord's review of the Construction Drawings as set forth in this SECTION 3, shall be for their sole purpose and shall not imply Sublandlord's and Landlord's review of the same, or obligate Sublandlord or Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Sublandlord or Landlord or their space planners, architects, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Subtenant by Sublandlord or Landlord or Landlord's space planner, architect, engineers, and consultants, Sublandlord and Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Subtenant's waiver and indemnity set forth in the Sublease shall specifically apply to the Construction Drawings.

         3.2 FINAL SPACE PLAN. Subtenant shall supply Sublandlord and Landlord with copies signed by Subtenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Sublandlord or Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Sublandlord and Landlord shall advise Subtenant within five (5) business days after Sublandlord's and Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Subtenant is so advised, Subtenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Sublandlord or Landlord may reasonably require.

         3.3 FINAL WORK DRAWINGS. After the Final Space Plan has been approved by Sublandlord and Landlord, Subtenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Sublandlord, Landlord and Subtenant, Subtenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Sublandlord and Landlord for Sublandlord's and Landlord's approval. Subtenant shall supply Sublandlord and Landlord with copies signed by Subtenant of such Final Working Drawings. Sublandlord and Landlord shall advise Subtenant within five (5) business days after Sublandlord's and Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Subtenant is so advised, Subtenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Sublandlord or Landlord in connection therewith.

         3.4 APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Sublandlord and Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Subtenant. After approval by Sublandlord and Landlord of the Final Working Drawings, Subtenant may submit the same to the appropriate municipal authorities for all applicable building permits. Subtenant hereby agrees that neither Sublandlord, Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Subtenant's responsibility; provided, however, that Sublandlord and Landlord shall, in any event, cooperate with Subtenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Subtenant to obtain any such permit or certificate of occupancy. No material changes, material modifications or material alterations in the Approved Working Drawings may be made without the prior written consent of Sublandlord and Landlord, which consent may not be unreasonably withheld.

4. CONSTRUCTION OF THE IMPROVEMENTS.

         4.1      THE CONTRACTOR.

                  4.1.1 THE CONTRACTOR. Subtenant shall act as the general contractor to construct the Improvements ("Contractor").

                  4.1.2 SUBTENANT'S AGENTS. All subcontractors, laborers, materialmen, and suppliers used by Subtenant other than employees of Subtenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Subtenant's Agents") must be approved in writing by Sublandlord and Landlord, which approval shall not be unreasonably withheld or delayed. If Sublandlord or Landlord does not approve any of Subtenant's proposed subcontractors, laborers, materialmen or suppliers, Subtenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Sublandlord's and Landlord's written approval.

         4.2 CONSTRUCTION OF IMPROVEMENTS.

                  4.2.1 CONSTRUCTION.

                           (a) SUBLANDLORD'S AND LANDLORD'S GENERAL CONDITIONS FOR SUBTENANT'S AGENTS AND IMPROVEMENT WORK. Construction of the Improvements by Subtenant and Subtenant's Agent shall comply with the following: (i) the Improvements shall be constructed in material accordance with the Approved Working Drawings; and (ii) Subtenant shall abide by all reasonable construction rules made by Sublandlord's and Landlord's project managers under the circumstances.

                           (b) INDEMNITY. Subtenant's indemnity of Sublandlord and Landlord as set forth in the Sublease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Subtenant or Subtenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Subtenant's non-payment of any amount arising out of the Improvements and/or Subtenant's disapproval of all or any portion of any request for payment. Such indemnity by Subtenant shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Sublandlord's and Landlord's performance of any ministerial acts reasonably necessary
          (i) to permit Subtenant to complete the Improvements, and (ii) to enable Subtenant to obtain any building permit or certificate of occupancy for the Premises.

                           (c) WARRANTIES. Subtenant shall provide for the benefit of Sublandlord and Landlord any warranties which Subtenant receives from its subcontractors. Subtenant covenants to give to Sublandlord and Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                           (d) INSURANCE REQUIREMENTS.

                                    (i) GENERAL COVERAGES. All of Subtenant's
                  Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Subtenant as set forth in the Sublease.

                                    (ii) SPECIAL COVERAGES. Subtenant shall
                  carry "Builder's All Risk" insurance in a reasonable amount approved by Sublandlord and Landlord covering the construction of the Improvements, and such other insurance as Sublandlord and Landlord may reasonably require, it being understood and agreed that the Improvements shall be insured by Subtenant pursuant to the Sublease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Sublandlord and Landlord including, but not limited to, the requirement that all of Subtenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Subtenant as set forth in the Sublease.

                                    (iii) GENERAL TERMS. Certificates for all
                  insurance carried pursuant to this SECTION 4.2.1(D) shall be delivered to Sublandlord and Landlord before the commencement of construction of the Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Sublandlord and Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Improvements are damaged by any cause during the course of the construction thereof, Subtenant shall immediately repair the same at Subtenant's sole cost and expense. Subtenant's Agents shall maintain all of the foregoing insurance coverage in force until the Improvements are fully completed and accepted by Sublandlord and Landlord. All policies carried under this SECTION 4.2.1(D) shall insure Sublandlord, Landlord and Subtenant, as their interest may appear, as well as Contractor and Subtenant's Agents. All insurance, except Workers' Compensation, maintained by Subtenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Sublandlord and Landlord by Subtenant under
                  SECTION 4.2.1(D) of this Work Letter.

                           (e) GOVERNMENTAL COMPLIANCE. The Improvements shall comply in all respects with the following: (i) all state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                           (f) INSPECTION BY SUBLANDLORD AND LANDLORD.
          Sublandlord and Landlord shall have the right to inspect the Improvements at all times; provided, however, Sublandlord's and/or Landlord's failure to inspect the Improvements shall in no event constitute a waiver of any of Sublandlord's and/or Landlord's rights hereunder nor shall Sublandlord's or Landlord's inspection of the Improvements constitute Sublandlord's and/or Landlord's approval of the same. Should Sublandlord or Landlord reasonably disapprove any portion of the Improvements, Sublandlord and/or Landlord shall notify Subtenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or reasonable disapproval by Sublandlord and/or Landlord of, the Improvements shall be rectified by Subtenant at no expense to Sublandlord or Landlord; provided, however, in the event Sublandlord or Landlord determine that a defect or deviation exists or disapprove of any matter in connection with any portion of the Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Premises or the structure or exterior of the Premises, Sublandlord or Landlord may take such action as Sublandlord or Landlord deem reasonably necessary, at Subtenant's expense and without incurring any liability on Sublandlord's or Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Improvements until such time as the defect, deviation and/or matter is corrected to Sublandlord's and Landlord's reasonable satisfaction.

                           (g) MEETINGS. Commencing upon the execution of this Sublease, Subtenant shall hold periodic meetings at reasonable times at the reasonable request of Sublandlord and/or Landlord regarding the progress of the preparation of Construction Drawings and the construction of the Improvements, which meetings shall be held at the Premises, and Sublandlord and Landlord and/or their agents shall have the right to attend all such meetings.

                  4.3 NOTICE OF COMPLETION: COPY OF RECORD SET OF PLANS. Within ten (10) days after completion of construction of the Improvements, Subtenant shall cause a Notice of Completion to be recorded in the Office of the Recorder of the County of Los Angeles in accordance with California Civil Code ss. 3093 or any successor statute, and shall furnish a copy thereof to Sublandlord and Landlord upon such recordation. If Subtenant fails to do so, Sublandlord and/or Landlord may, itself/themselves execute and file the same on behalf of Subtenant as Subtenant's agent for such purpose, at Subtenant's sole cost and expense. At the conclusion of construction, Subtenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify that, to the best of their knowledge, the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Sublease and the New Lease, and (C) to deliver to Sublandlord and Landlord two (2) sets of copies of such record set of drawings on auto-cadd within ninety (90) days following issuance of a certificate of occupancy for the Premises.

         5. MISCELLANEOUS

                  5.1 SUBTENANT'S REPRESENTATIVES. Subtenant has designated Andy Horvath as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Subtenant as required in this Work Letter.

                  5.2 SUBLANDLORD'S REPRESENTATIVES. Sublandlord has designated Steve Parks as its sole representatives with respect to the matters set forth in this Work Letter, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of the Sublandlord as required in this Work Letter.

                  5.3 LANDLORD'S REPRESENTATIVES. Landlord has designated Mr. John Villisich of Bayside Enterprises, San Pedro, California (310/832-2775) as its sole representatives with respect to the matters set forth in this Work Letter, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

                  5.4 TIME OF THE ESSENCE IN THIS WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Sublandlord and/or Landlord, the procedure for preparation of the documents and approval thereof shall be repeated until the document is approved by Sublandlord and Landlord.

                  5.5 SUBTENANT'S SUBLEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Sublease, if an event of default as described in the Sublease or a default by Subtenant under this Work Letter has occurred at any time on or before the later of (i) the substantial completion of the Premises and (ii) the Commencement Date, then (a) in addition to all other rights and remedies granted to Sublandlord or Landlord pursuant to this Sublease, Sublandlord or Landlord may cause Contractor to cease the construction of the Premises (in which case, Subtenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and
(b) all other obligations of Sublandlord or Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Sublease (in which case, Subtenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Sublandlord and/or Landlord).

                                   EXHIBIT "C"

RECORDING REQUESTED BY:

UNION BANK OF CALIFORNIA, N.A.
AND LEVINE LEICHTMAN CAPITAL
PARTNERS II, L.P.

AND WHEN RECORDED, MAIL TO:

MURPHY SHENEMAN JULIAN & ROGERS
2049 Century Park East, Suite 2100
Los Angeles, California 90067
ATTENTION: MR. BRYAN SNYDER
--------------------------------------------------------------------------------
                   (Space above this line for Recorder's use)

                          WAIVER AND CONSENT (SUBLEASE)

         This WAIVER AND CONSENT (SUBLEASE) is made and entered into as of January _, 2002, by and among UNION BANK OF CALIFORNIA, N.A. ("Senior Secured Party"), whose address is Union Bank of California, N.A., Commercial Finance Division, 445 South Figueroa Street, Los Angeles, CA 90071-1602, Attn:
Commercial Finance Division Manager, fax no. (213) 236-6089, with a copy to Murphy Sheneman Julian & Rogers, 2049 Century Park East, Suite 2100, Los Angeles, CA 90067, Attn: Gary B. Rosenbaum, Esq., fax no. (310) 788-3777, LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Subordinated Secured Party"; Senior Secured Party and Subordinated Secured Party shall be collectively referred to as "Secured Parties"), whose address is 335 North Maple Drive, Suite 240, Beverly Hills, CA 90210, Attn.: Arthur E. Levine, President, fax no. (310) 275-1441, with a copy to Irell & Manella, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067-4211, Attn: Mitchell S. Cohen, Esq., fax no. (310) 203-7199, and ERNEST PAPER PRODUCTS, INC., a California corporation ("Consenting Party"), whose address is c/o William D. Feldman Associates, 12540 Beatrice Street, Suite 203, Los Angeles, California 90049.

                                    RECITALS

         A. VERNON ASSOCIATES, LLC, a California limited liability company ("Master Landlord"), is the owner of certain real property in the City of Vernon, County of Los Angeles, State of California, described on Exhibit "A" attached hereto and commonly known as 2727 E. Vernon Avenue, Vernon, California (the "Premises"). Master Landlord and Consenting Party are parties to that certain Industrial Real Estate Lease (Single-Tenant Facility) dated as of April 22, 1994 including the Addendum Rider to Industrial Real Estate Lease (the "Lease").

         B. Consenting Party is the owner of a leasehold estate in certain real property in the City of Vernon, County of Los Angeles, State of California, described on EXHIBIT "A", attached hereto and commonly known as 2727 E. Vernon Avenue, Vernon, California (the "Premises"). Consenting Party and Debtor (as defined below) are parties to that certain Sublease (the "Sublease"), under which Debtor leases the Premises.

         C. This Waiver and Consent is executed to induce (1) Senior Secured Party to extend or continue to extend certain credit to OVERHILL FARMS, INC.; a Nevada corporation ("Debtor"), pursuant to that certain Loan and Security Agreement dated as of November 24, 1999, by and between Debtor and Senior Secured Party (the "Loan Agreement"), and the other loan documents executed in connection therewith, and as the same may be amended, restated, supplemented, or otherwise modified from time to time (collectively, the "Senior Agreements"), which Senior Agreements, among other things, were executed by Debtor for the purpose of granting a first priority security interest to secure the repayment of all obligations and the performance of all indebtedness now or hereafter owing by Debtor to Senior Secured Party, of every kind and description, and (2) Subordinated Secured Party to extend or continue to extend certain credit to Debtor; pursuant to the Securities Purchase Agreement dated as of November 24, 1999, by and among Debtor, Subordinated Secured Party, Overkill Corporation, a Nevada corporation formerly known as Polyphase Corporation, and Overkill L.C. Ventures, Inc., a California corporation, and the other loan documents executed in connection therewith, and as the same may be amended, restated, supplemented, or otherwise modified from time to time (collectively, the "Subordinated Agreements"), which Subordinated Agreements, among other things, were executed by Debtor for the purpose of granting a second priority security interest to secure the repayment of all obligations and the performance of all indebtedness now or hereafter owing by Debtor to Subordinated Secured Party, of every kind and description. The Senior Agreements and Subordinated Agreements are collectively referred to as the "Agreements."

         D. This Waiver and Consent does not amend any of the terms of the Agreements, and reference thereto is made for further particulars.

         E. By the Agreements, each of Senior Secured Party and Subordinated Secured Party shall extend certain credit or has extended certain credit to Debtor against the security of, among other collateral, Debtor's merchandise, equipment, furniture, furnishings, fixtures, machinery and tools, together with all additions, substitutions, replacements, improvements and repairs to same, but specifically not including improvements and fixtures permanently affixed to the Premises (collectively, "Property").

         F. The execution and delivery of this Waiver and Consent (Sublease) by Consenting Party and acknowledgment thereof by Debtor and Master Landlord is required by Senior Secured Party and Subordinated Secured Party as a condition to the continued extension of credit to Debtor pursuant to the Agreements.

         NOTWITHSTANDING THE TERMS OF THE SUBLEASE, SENIOR SECURED PARTY, SUBORDINATED SECURED PARTY AND CONSENTING PARTY AGREE THAT:

                                    AGREEMENT

         1. Consenting Party acknowledges that (a) the Sublease is in full force and effect and (b) to Consenting Party's actual knowledge, there is no existing default under the Sublease.

         2. The Property shall be and remain personal property notwithstanding the manner of its annexation to the Premises, its adaptability to the uses and purposes for which the Premises are used, or the intentions of the party making the annexation.

         3. Any rights that Consenting Party may claim to have in and to the Property, no matter how arising, shall be subordinate to the rights of Senior Secured Party and Subordinated Secured Party therein.

         4. Consenting Party consents to the installation of the Property on the Premises, agrees that Senior Secured Party and Subordinated Secured Party may do to and with the Property any or all of the acts below enumerated, and grants Senior Secured Party and Subordinated Secured Party a license, as set forth below, to enter into possession of the Premises, (a) at any time prior to the expiration, termination or cancellation of the Sublease or abandonment of the Premises by Debtor or (b) with the prior written consent of Consenting Party as provided in paragraph 6 below during any period in which the Sublease has expired, been terminated or canceled, or that Debtor has abandoned the Premises to do any or all of the following with respect to said Property: assemble, have appraised, display, remove, maintain, prepare for sale or lease, repair, lease, transfer and/or sell (at one or more public auctions or private sales) to the extent such action is in compliance with any applicable laws and regulations.

         5. Subject to the limitations set forth in paragraph 6 below, the waivers and consents herein granted shall continue until such time as all obligations, indebtedness and expenses (including, without limitation, reasonable attorneys' fees) of Debtor to (a) Senior Secured Party, on the one hand, and (b) Subordinated Secured Party, on the other hand, have been paid in full in cash and all covenants and conditions as more specifically enumerated in the Agreements have been fully performed.

         6. If the Sublease has expired, been terminated or canceled or Debtor has abandoned the Premises, then Senior Secured Party, Subordinated Secured Party and their respective representatives and invitees shall only be permitted to occupy the Premises for the purposes described in paragraph 4 above with the prior written consent of Consenting Party. Neither Senior Secured Party nor Subordinated Secured Party shall (a) be liable for any diminution in value of the Premises caused by the absence of Property actually removed or by any necessity of replacing the Property or (b) have any duty or obligation to remove or dispose of any Property left on the Premises by Debtor.

         7. Consenting Party agrees to give written notice to Senior Secured Party and Subordinated Secured Party by mail or facsimile to the address or facsimile number set forth above within five (5) days of (a) any default by Debtor of any of the provisions of the Sublease or (b) the expiration, termination or cancellation of the Sublease or abandonment of the Premises by Debtor; PROVIDED, that neither Senior Secured Party nor Subordinated Secured Party shall be under any obligation to cure any default under the Sublease. No liability shall be incurred by Consenting Party for delay or failure to give any default notice to Senior Secured Party or Subordinated Secured Party.

         8. Consenting Party unconditionally consents in advance to (a) the granting of a security interest in the Sublease and the Property by Debtor to, and any foreclosure by Senior Secured Party or Subordinated Secured Party, as the case may be, of its security interest in the Sublease and/or the Property, in each case pursuant to the Agreements, and the purchase thereof by Senior Secured Party or Subordinated Secured Party or any other purchaser at any such foreclosure or by any conveyance or transfer in lieu of foreclosure, (b) the granting to, and any foreclosure by, Senior Secured Party or Subordinated Secured Party, as the case may be, of the pledge of the capital stock of Debtor made to it pursuant to the Agreements, and the purchase of such stock by Senior Secured Party or Subordinated Secured Party or any other purchaser at any such foreclosure or by any conveyance or transfer in lieu of foreclosure, and (c) any acquisition of any portion of the capital stock of Debtor by Subordinated Secured Party.

         9. This Waiver and Consent shall be governed and controlled by and interpreted under the laws of the State of California and shall inure to the benefit of and be binding upon the successors, heirs, personal representatives and assigns of Consenting Party, Senior Secured Party and Subordinated Secured Party.

         10. If either party commences litigation against the other for the specific performance of this Waiver and Consent, for damages for the breach of this Waiver and Consent or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, this Waiver and Consent (Sublease) has been executed and delivered by the parties hereto as of the day and year first above written.

                                       SENIOR SECURED PARTY:

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                           -------------------------------------
                                           Its:



                                       SUBORDINATED SECURED PARTY:

                                       LEVINE LEICHTMAN CAPITAL PARTNERS II L.P.


                                       By:
                                           -------------------------------------
                                           Its:



                                       CONSENTING PARTY:

                                       ERNEST PAPER PRODUCTS, INC.,
                                       a California corporation


                                       By:
                                           -------------------------------------
                                           Its:

ACKNOWLEDGED AND AGREED TO:

DEBTOR:

OVERHILL FARMS, INC.,
a Nevada corporation


By:
    ------------------------------
    Its:

[signatures continued on next page]

[signatures continued from previous page]

MASTER LANDLORD:

The undersigned hereby accepts and consents to the foregoing Waiver and Consent (Sublease) and acknowledges that under certain circumstances it may succeed to and be bound by the rights and obligations of Consenting Party under the foregoing Waiver and Consent (Sublease):



VERNON ASSOCIATES, LLC,
a California limited liability company


By:
    --------------------------------
    Its:

                          ACKNOWLEDGMENT OF INSTRUMENTS
                          -----------------------------

STATE OF ______________)
                       ) SS.
COUNTY OF _____________)

         On _________________________ before me, the undersigned notary public in and for said state, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature _______________________           (Seal)



--------------------------------------------------------------------------------



STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

         On ____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature _______________________           (Seal)

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

         On ____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature _______________________           (Seal)



--------------------------------------------------------------------------------

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

         On ____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature _______________________           (Seal)

STATE OF _____________)
                      ) SS.
COUNTY OF ____________)

         On ____________________ before me, the undersigned notary public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature _______________________           (Seal)

                                   EXHIBIT "A"

                                    PREMISES


                                [TO BE ATTACHED]

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

PARCEL 1:

THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE LAND CONVEYED TO NEWMARKET COMPANY BY DEED RECORDED IN BOOK 6453 PAGE 78, OF DEEDS; THENCE ALONG THE EASTERLY LINE OF SAID LAND NORTH 09 DEGREES 10 MINUTES 00 SECONDS EAST 400.00 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO PACIFIC LIGHT AND POWER CORPORATION BY DEED RECORDED IN BOOK 6278 PAGE 244, OF DEEDS; THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST 326.46 FEET ALONG SAID SOUTHERLY LINE TO THE EAST LINE OF THE TRACT OF LAND DESCRIBED IN THE AGREEMENT TO CONVEY FROM THE HUNTINGTON LAND AND IMPROVEMENT COMPANY TO CEDARLIND AND PERSON COMPANY, RECORDED IN BOOK 5889 PAGE 250, OF DEEDS; THENCE NORTH 0 DEGREES 10 MINUTES 00 SECONDS EAST
154.77 FEET ALONG SAID EAST LINE TO THE SOUTH LINE OF THE LAND CONVEYED TO LOS ANGELES PACKING COMPANY, BY DEED RECORDED IN BOOK 2445 PAGE 56, OF DEEDS; THENCE ALONG SAID SOUTH LINE NORTH 89 DEGREES 10 MINUTES 50 SECONDS EAST 264.95 FEET TO THE SOUTHEAST CORNER OF THE LAND SO CONVEYED TO SAID LOS ANGELES PACKING COMPANY; THENCE SOUTH 0 DEGREES 10 MINUTES 00 SECONDS WEST 99.93 FEET; THENCE NORTH 88 DEGREES 08 MINUTES 27 SECONDS EAST 627.55 FEET TO A LINE THAT IS PARALLEL TO AND DISTANT 40.00 FEET WESTERLY MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS; THENCE ALONG SAID PARALLEL LINE SOUTH 2 DEGREES 21 MINUTES 20 SECONDS EAST
449.76 FEET TO THE NORTHERLY LINE OF VERNON AVENUE, 40.00 FEET WIDE (FORMERLY FRUITLAND COUNTY ROAD); THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST
585.98 FEET ALONG SAID NORTHERLY LINE TO THE POINT OF BEGINNING.

SAID LAND IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP NO. 3477, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 52, PAGE 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND GRANTED TO THE CITY OF VERNON, A MUNICIPAL CORPORATION IN DEED RECORDED FEBRUARY 21, 1991 AS INSTRUMENT NO. 91-255747, OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS PURPOSES OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THAT LAND CONVEYED TO LOS ANGELES PACKING COMPANY BY DEED RECORDED IN BOOK 2445 PAGE 56, OF DEEDS; THENCE ALONG THE SOUTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID LAND, SOUTH 0 DEGREES 10 MINUTES 00 SECONDS WEST 49.90 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 88 DEGREES 08 MINUTES 27 SECONDS EAST 625.35 FEET TO A LINE THAT IS PARALLEL TO AND DISTANT 40.00 FEET WESTERLY MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS; THENCE SOUTH 2 DEGREES 21 MINUTES 20 SECONDS EAST 50.00 FEET ALONG SAID PARALLEL LINE; THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST 627.55 FEET; THENCE NORTH 0 DEGREES 10 MINUTES 00 SECONDS EAST 50.03 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR INGRESS AND EGRESS PURPOSE OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE EASTERLY SIDELINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS WITH THE NORTHERLY LINE OF VERNON AVENUE 40.00 FEET WIDE; THENCE NORTH 2 DEGREES 21 MINUTES 20 SECONDS WEST 931.28 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO A. B. SALISBURY BY DEED RECORDED IN BOOK 1009 PAGE 5, OF DEEDS.

PARCEL 4:

AN EASEMENT FOR A RAILROAD SPUR TRACK OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE EASTERLY SIDELINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS WITH THE NORTHERLY LINE OF VERNON AVENUE 40.00 FEET WIDE; THENCE NORTH 2 DEGREES 21 MINUTES 20 SECONDS WEST 931.28 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO A. B. SALISBURY BY DEED RECORDED IN BOOK 1009 PAGE 5, OF DEEDS.

                                   EXHIBIT "D"

                                    GUARANTY



         _________________________________________, a _______________________
("Guarantor"), whose address is ___________________________________, ________,
California ______, whose facsimile number is _________________ and whose Social Security/Tax Identification Number is ___________, as a material inducement to and in consideration of ____________________, a _____________________________,
as Lessor ("Lessor"), entering into that certain Standard Industrial/Commercial Multi-Tenant Lease - Net (the "Lease") dated as of ___________________, 200_, with ___________________________, a ____________________________, as Lessee
("Lessee"), concerning space commonly known as _____________________________________, California, hereby unconditionally, irrevocably and jointly and severally guarantees and promises to, and for the benefit of Lessor, full and prompt payment and discharge of all of Lessee's present and future obligations to Lessor and that Lessee shall perform all of its covenants under the Lease, including but not limited to the payment of rent and all other sums now or hereafter becoming due or payable under the Lease. Without Lessor first having to proceed against Lessee or to proceed against any security therefore, Guarantor agrees to pay, on demand, all sums due and to become due from Lessee and all losses, costs, attorneys' fees or expenses which may be suffered by Lessor by reason of Lessee's default, subject to the Maximum Liability Amount (as such term is defined below). Guarantor's liability under this Guaranty shall continue until all amounts due from Lessee have been paid in full and until all other obligations of Lessee to Lessor have been satisfied and shall not be reduced by virtue of any payment by Lessee of any amount due. Guarantor hereby warrants and represents to Lessor that Guarantor now has and will continue to have full and complete access to any and all information concerning the value of assets owned or to be acquired by Lessee, Lessee's financial status and Lessee's ability to pay and perform the obligations owed to Lessor.

         Guarantor expressly consents to Lessor taking any or all of the following actions, from time to time, without notice or further consent from Guarantor and such action shall not affect Guarantor's liability hereunder or create any right of recourse or right of action by Guarantor against Lessor: (i) waiving, renewing, extending, accelerating or otherwise changing the time, manner, place or terms of payment of any indebtedness of Lessee or the performance or observance by Lessee of any other term of any agreement relating to the indebtedness; (ii) holding real or personal property security for payment of this Guaranty or any indebtedness of Lessee, and exchanging, changing, impairing, enforcing, waiving or releasing any such security; (iii) applying any such security and directing the order and manner of sale thereof as Lessor may in Lessor's discretion determine; (iv) modifying, amending, supplementing or adding to any agreements relating to any security or the Lease; (v) exercising, failing to exercise or failing to timely exercise any right or remedy against Lessee, any security (including Lessor's failure to perfect Lessor's security interest in any security) or other guaranty of Lessee's indebtedness; (vi) failing to proceed against or exhaust any of Lessee's security held by Lessor; and (vii) releasing or substituting any one or more endorsers or Guarantors. Guarantor agrees that this is a guaranty of payment not of collection, and consents to any form of remedy pursued by Lessor to enforce its rights under any instrument evidencing or securing Lessee's indebtedness, in whatever order Lessor may choose, including all remedies that may eliminate Guarantor's right of subrogation, result in the relinquishment of a deficiency judgment in Guarantor's favor against Lessee or both. Lessor may, without notice, assign this Guaranty in whole or in part. Guarantor waives any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation from any cause of the liability of Lessee and waives the benefit of any statute of limitations applicable to any indebtedness of Lessee or to any liability of Guarantor hereunder. If Lessee defaults under the Lease, Lessor may proceed immediately against Guarantor or Lessee, or both, or Lessor may enforce against Guarantor or Lessee, or both, any rights that it has under the Lease or against Guarantor pursuant to this Guaranty. If the Lease terminates Lessor may enforce any remaining rights thereunder against Guarantor without giving previous notice to Lessee or Guarantor, and without making any demand on either of them. Guarantor hereby waives notice of or the giving of its consent to any amendments which may hereafter be made to the terms of the Lease, and this Guaranty shall guarantee the performance of the Lease as amended, or as the same may be assigned from time to time. If Lessor disposes of its interest in the Lease, "Lessor," as used in this Guaranty, shall mean Lessor's successors in interest and assigns.

         Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Lessor to proceed against Lessee or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Lessor to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of Lessee, Lessor, any endorser, creditor of Lessee or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by Lessor, including without limitation, any election which destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Lessee for reimbursement, or both.

         Until all indebtedness of Lessee to Lessor shall have been paid in full, Guarantor shall have no right of subrogation and waive any right to enforce any remedy which Lessor now or may hereafter have against Lessee, and waive any benefit of any security now or hereafter held by Lessor. Guarantor waives all presentments, demands for performance, notice of nonperformance, protests, notices of protests, and notices of dishonor and of the existence, creation or incurring of new or additional indebtedness and waives the benefit of all exemptions and homestead laws. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code ss.ss. 2799, 2808, 2809, 2810, 2815, 2819, 2825, 2839 and 2845
through 2850, or any successor sections.

         "Lessee" and "Guarantor" shall include the plural if there is more than one Lessee or Guarantor. If there is more than one Guarantor, their liabilities hereunder shall be joint and several, and each shall be deemed a primary obligor, and the liability of any Guarantor shall not be affected by the death of any other Guarantor or by any notice given by any other Guarantor. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this Guaranty. Guarantor's obligations under this Guaranty shall not be assigned and shall be binding upon Guarantor's heirs and successors.

         The obligations of Guarantor hereunder are independent of the obligations of Lessee. Guarantor agrees that a separate action may be brought or prosecuted against any one or more Guarantors whether or not Guarantors are the alter ego of Lessee and where or not the action is brought or prosecuted against any other Guarantors or Lessee and Lessor may release any Guarantors or Lessee or release or waive any security without releasing other Guarantors.

         If at any time Lessor shall institute any action or proceeding against any Guarantor relating to collecting or enforcement of this Guaranty or the obligations guaranteed hereby, or engage an attorney to enforce any such provision, Lessor shall be reimbursed by such Guarantor in addition to such other relief as the court may award, for attorneys' fees, costs and expenses, all as actually incurred (including, without limitation, those incurred in investigation, appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code or any successor thereto).

         This Guaranty shall be effective irrespective of any change in the composition or ownership or form of ownership of Lessee and wherever the Lessee may be located. If any one or more provisions of this Guaranty shall be determined to be illegal or unenforceable, all other provisions shall remain effective. Neither this Guaranty nor any terms hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought. The liability of Guarantor and all of Lessor's rights, powers and remedies hereunder and under any other agreement now or at any time hereafter in force between Lessor and Guarantor, or any of them, relating to the Lessee shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lessor by law. Guarantor's obligations under this Guaranty may not be assigned and shall be binding upon Guarantor's heirs and successors.

         No delay on Lessor's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lessor's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lessor unless the same shall be in writing, duly signed on Lessor's behalf, and in each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lessor's rights or the obligations of Guarantor to Lessor in any other respect at any other time.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

         In any such action or proceeding, Guarantor waives personal service of the Summons and Complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (1) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth above or which Guarantor has previously advised Lessor in writing with concurrent sending of all such papers by fax to the telephone number set forth above, and service or notice so served shall be deemed complete when received by Guarantor, or (2) in such other manner as may be permissible under the rules of said Courts.

         GUARANTOR FURTHER AGREES THAT ANY TRIAL RELATING TO, ARISING OUT OF OR DERIVING FROM THIS GUARANTY SHALL BE TRIED SOLELY BEFORE A JUDGE AND NOT BEFORE A JURY.

Date: __________________, 200_          GUARANTOR:

                                        ________________________________________
                                        a ______________________


                                        By:
                                            ------------------------------------
                                            Name:
                                            Its:



                                         By:
                                             -----------------------------------
                                             Name:
                                             Its:

                                   EXHIBIT "B"

                              BROKERAGE COMMISSION

         Upon the satisfaction of the conditions precedent contained in Section 6 of the Agreement, Tenant shall within ten (10) business days thereafter pay leasing commissions, in full, to Colliers Seeley in the amount of Two Hundred Sixty Two Thousand Four Hundred Thirty Nine Dollars ($262,439.00) and to William
D. Feldman Associates in the amount of Eighty Seven Thousand Four Hundred Seventy Nine Dollars ($87,479.00) for a total commission payable equal to Three Hundred Forty Nine Thousand Nine Hundred Eighteen Dollars ($349,918.00) ("Total Commission"). Landlord agrees that a portion of the Total Commission in the amount of Two Hundred Thirty Six Thousand One Hundred Ninety-Five Dollars ($236,195.00) is attributable to the six (6) year and nine (9) month term of the New Lease, which New Lease commences concurrently upon the expiration of the Lease and Sublease. Therefore, Landlord agrees to pay to Tenant an amount equal to Two Thousand Nine Hundred Fifteen and 99/100 Dollars ($2,915.99) for each month during the term of the New Lease (for a total of Two Hundred Thirty Six Thousand One Hundred Ninety Five Dollars ($236,195.00)) ("Reimbursement Payments") for which Landlord receives rent from Subtenant under the New Lease and so long as Subtenant is not otherwise in monetary default under the New Lease. Such payments from Landlord to Tenant shall be due and payable within thirty (30) days following Landlord's receipt of the appropriate payment from Subtenant. Landlord and Tenant acknowledge that if Subtenant fulfills all Subtenant's responsibilities under the New Lease and makes all monetary payments thereunder, Landlord's Reimbursement Payments shall total an amount equal to Two Hundred Thirty Six Thousand One Hundred Ninety Five Dollars ($236,195.00). Tenant agrees that Colliers Seeley and William D. Feldman Associates are third party beneficiaries of this Agreement for the sole purpose of enforcing Tenant's obligation to timely pay the leasing commissions specified herein, including the rights under Section 11.7 of the Agreement. If Tenant fails to timely pay the commissions required to be paid hereunder, the amounts past due shall earn interest from the date due until paid at the maximum rate allowed by law.

                                   EXHIBIT "C"

                                    GUARANTY

         WILSON, WILSON & WILSON, a California general partnership ("Guarantor"), whose address is c/o Turner, Laub & Escovar, 888 S. Figueroa Street, Suite 860, Los Angeles, CA 90017, Attention: Bruce Laub, whose facsimile number is (213) 627-6489 and whose Social Security/Tax Identification Number is 95-3633264, as a material inducement to and in consideration of VERNON ASSOCIATES, LLC, a California limited liability company ("Landlord"), entering into that certain Consent to Sublease Agreement dated as of January 1, 2002 (the "Agreement"), with ERNEST PAPER PRODUCTS, INC., a California corporation ("Tenant"), and OVERHILL FARMS, INC., a Nevada corporation ("Subtenant"), concerning Landlord's consent to Tenant's sublease to Subtenant of that certain approximately 147,210 square foot one-story tilt up warehouse building located at 2727 E. Vernon Avenue, Vernon California, hereby unconditionally, irrevocably and jointly and severally guarantees and promises to, and for the benefit of Landlord, fully and promptly pay and discharge Tenant's obligation to pay to Landlord the unapplied portion of the original security deposit paid by Subtenant to Tenant in accordance with the provisions of such sublease in the amount of Four Hundred Thirty Thousand Dollars ($430,000.00) (and to provide reasonable and detailed back-up regarding any amounts so applied) (hereinafter, the "Guarantied Obligation"). Without Landlord first having to proceed against Tenant or to proceed against any security therefore, Guarantor agrees to pay, on demand, all sums due and to become due from Tenant with respect to the Guarantied Obligation and all losses, costs, attorneys' fees or expenses which may be suffered by Landlord by reason of Tenant's default thereof. Guarantor's liability under this Guaranty shall continue until the Guarantied Obligation has been fully paid and performed. Guarantor hereby warrants and represents to Landlord that Guarantor now has and will continue to have full and complete access to any and all information concerning the value of assets owned or to be acquired by Tenant, Tenant's financial status and Tenant's ability to pay and perform the Guarantied Obligation owed to Landlord. Guarantor further warrants and represents to Landlord that: (1) Minda S. Wilson, individually, Timothy Wilson, individually, and A. Charles Wilson and Betty S. Wilson Trust u/d/t dated 6/18/80, are the sole partners of Guarantor (collectively, "Guarantor's Partners"); and (2) all consents, approvals and authorizations required in connection with Guarantor's execution and delivery of this Guaranty, and performance the its obligations hereunder, whether required by law, agreement or otherwise, have been obtained, including, but not limited to, the consent and approval required of (a) Guarantor's Partners pursuant to the terms of Guarantor's partnership agreement or otherwise, and (b) the respective spouses of Guarantor's Partners that are married.

         Guarantor expressly consents to Landlord taking any or all of the following actions, from time to time, without notice or further consent from Guarantor and such action shall not affect Guarantor's liability hereunder or create any right of recourse or right of action by Guarantor against Landlord:
(i) waiving, renewing, extending, accelerating or otherwise changing the time, manner, place or terms of payment of any indebtedness of Tenant or the performance or observance by Tenant of any other term of any agreement relating thereto; (ii) holding real or personal property security for payment of this Guaranty or any indebtedness of Tenant, and exchanging, changing, impairing, enforcing, waiving or releasing any such security; (iii) applying any such security and directing the order and manner of sale thereof as Landlord may in Landlord's discretion determine; (iv) modifying, amending, supplementing or adding to any agreements relating to any security or the Guarantied Obligation;
(v) exercising, failing to exercise or failing to timely exercise any right or remedy against Tenant, any security (including Landlord's failure to perfect Landlord's security interest in any security) or other guaranty of Tenant's indebtedness; (vi) failing to proceed against or exhaust any of Tenant's security held by Landlord; and (vii) releasing or substituting any one or more endorsers or guarantors. Guarantor agrees that this is a guaranty of payment not of collection, and consents to any form of remedy pursued by Landlord to enforce its rights under any instrument evidencing or securing Tenant's indebtedness, in whatever order Landlord may choose, including all remedies that may eliminate Guarantor's right of subrogation, result in the relinquishment of a deficiency judgment in Guarantor's favor against Tenant or both. Landlord may, without notice, assign this Guaranty in whole or in part. Guarantor waives any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation from any cause of the liability of Tenant and waives the benefit of any statute of limitations applicable to any indebtedness of Tenant or to any liability of Guarantor hereunder. If Tenant defaults under the Guarantied Obligation, Landlord may proceed immediately against Guarantor or Tenant, or both, or Landlord may enforce against Guarantor or Tenant, or both, any rights that it has under the Agreement or against Guarantor pursuant to this Guaranty or Security Agreement (as defined below). Guarantor hereby waives notice of or the giving of its consent to any amendments which may hereafter be made to the terms of the Agreement, and this Guaranty shall guarantee the performance of the Guarantied Obligation as such may be amended in connection therewith, or as the same may be assigned from time to time. If Landlord disposes of its interest in the Agreement, "Landlord," as used in this Guaranty, shall mean Landlord's successors in interest and assigns.

         Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Landlord to proceed against Tenant or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Landlord to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of Tenant, Landlord, any endorser, creditor of Tenant or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by Landlord, including, without limitation, any election which destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant for reimbursement, or both.

         Until the Guarantied Obligation has been fully paid and performed for the benefit of Landlord, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Landlord now or may hereafter have against Tenant, and hereby waives any benefit of any security now or hereafter held by Landlord. Guarantor waives all presentments, demands for performance, notice of non-performance, protests, notices of protests, and notices of dishonor and of the existence, creation or incurring of new or additional indebtedness and waives the benefit of all exemptions and homestead laws. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code ss.ss. 2799, 2808, 2809, 2810, 2815, 2819, 2825, 2839 and 2845 through 2850, or any successor sections.

         Any indebtedness or security of Tenant now or hereafter held by Guarantor is hereby subordinated to the Guarantied Obligation, guaranteed hereby and shall not be paid in whole or in part without Landlord's prior written consent, nor shall Guarantor accept any payment of all or part of any such indebtedness while this Guaranty is in effect. Guarantor hereby waives and releases any claims to any security of Tenant and to any benefit of, and any right to participate in, any security now or hereafter held by Tenant while this Guaranty is in effect. Any such indebtedness of Tenant to Guarantor is hereby assigned to Landlord as security for the performance of this Guaranty and the payment and performance of the Guarantied Obligation by Tenant. At Landlord's request, Guarantor shall pay to Landlord all or any part of such subordinated indebtedness. Any payment by Tenant to Guarantor in violation of this Guaranty shall be received by Guarantor in trust for Landlord and shall be paid to Landlord immediately upon demand. Any such payment shall be applied against the Guarantied Obligation guaranteed hereby, but shall not otherwise reduce or affect, in any manner, the liability of Guarantor under this Guaranty.

         Guarantor hereby agrees that, in the event any bankruptcy, insolvency, reorganization, liquidation or similar proceeding is instituted against Tenant, whether voluntary or involuntary, Guarantor shall continue to be fully liable hereunder, notwithstanding any action taken in connection with such proceeding, including, without limitation, any election by Landlord pursuant to United States Bankruptcy Code ss. 1111(b)(2), and Landlord shall have the right to: (1) file claims in any such proceeding on behalf of Guarantor if Guarantor fails to file such claim; (2) vote Guarantor's claims in any such proceeding; and (3) receive interest on Tenant's obligations accruing after the filing of a petition or other document to institute any such proceeding to the extent of Guarantor's claims against Tenant.

         "Tenant" and "Guarantor" shall include the plural if there is more than one Tenant or Guarantor. If there is more than one Guarantor, their liabilities hereunder shall be joint and several, and each shall be deemed a primary obligor, and the liability of any Guarantor shall not be affected by the death of any other Guarantor or by any notice given by any other Guarantor. Any married person who, in his or her individual capacity, signs this Guaranty as a general partner of Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this Guaranty. Guarantor's obligations under this Guaranty shall not be assigned and shall be binding upon Guarantor's heirs and successors.

         The obligations of Guarantor hereunder are independent of the obligations of Tenant. Guarantor agrees that a separate action may be brought or prosecuted against any one or more Guarantors whether or not Guarantors are the alter ego of Tenant and where or not the action is brought or prosecuted against any other Guarantors or Tenant and Landlord may release any Guarantors or Tenant or release or waive any security without releasing other Guarantors.

         If at any time Landlord shall institute any action or proceeding against any Guarantor relating to collecting or enforcement of this Guaranty or the obligations guaranteed hereby, or engage an attorney to enforce any such provision, Landlord shall be reimbursed by such Guarantor in addition to such other relief as the court may award, for attorneys' fees, costs and expenses, all as actually incurred (including, without limitation, those incurred in investigation, appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code or any successor thereto).

         This Guaranty shall be effective irrespective of any change in the composition or ownership or form of ownership of Tenant and wherever the Tenant may be located. If any one or more provisions of this Guaranty shall be determined to be illegal or unenforceable, all other provisions shall remain effective. Neither this Guaranty nor any terms hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought. The liability of Guarantor and all of Landlord's rights, powers and remedies hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor, or any of them, relating to the Tenant shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law. Guarantor's obligations under this Guaranty may not be assigned and shall be binding upon Guarantor's heirs and successors.

         No delay on Landlord's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Landlord's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Landlord unless the same shall be in writing, duly signed on Landlord's behalf, and in each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Landlord's rights or the obligations of Guarantor to Landlord in any other respect at any other time.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

         In any such action or proceeding, Guarantor waives personal service of the Summons and Complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (1) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth above or which Guarantor has previously advised Landlord in writing with concurrent sending of all such papers by facsimile to the telephone number set forth above, and service or notice so served shall be deemed complete when received by Guarantor, or (2) in such other manner as may be permissible under the rules of said Courts.

         This Guaranty shall be secured by a Security Agreement (Assignment of Membership Interest) of even (or approximately even) date herewith (the "Security Agreement"), executed by Guarantor for the benefit of Landlord, pursuant to which Guarantor shall assign to Landlord, for security purposes, all of Guarantor's right, title and interest in and to its membership interests in Landlord.

         GUARANTOR FURTHER AGREES THAT ANY TRIAL RELATING TO, ARISING OUT OF OR DERIVING FROM THIS GUARANTY SHALL BE TRIED SOLELY BEFORE A JUDGE AND NOT BEFORE A JURY.

Date: January 1, 2002            GUARANTOR:

                                 WILSON, WILSON & WILSON,
                                 a California general partnership


                                 By:
                                     -------------------------------------------
                                     Name: A. Charles Wilson and Betty S. Wilson
                                           Trust u/d/t dated 6/18/80
                                     Its:     General Partner


                                 By:
                                     -------------------------------------------
                                     Name:    Timothy Wilson
                                     Its:     General Partner

                                   EXHIBIT "D"

                               SECURITY AGREEMENT

                      (ASSIGNMENT OF MEMBERSHIP INTERESTS)

         THIS SECURITY AGREEMENT (Assignment of Membership Interest) (this "Agreement") is made as of January 1, 2002, by WILSON, WILSON & WILSON, a California general partnership ("Debtor"), in favor of VERNON ASSOCIATES, LLC, a California limited liability company ("Secured Party"), with reference to the following facts:

                                    RECITALS
                                    --------

         A. Secured Party, Ernest Paper Products, Inc., a California corporation ("Tenant"), and Overhill Farms, Inc., a Nevada corporation ("Subtenant"), have entered into that certain Consent to Sublease Agreement dated as of January 1, 2002 (the "Consent Agreement"), pursuant to which, among other things, (i) Secured Party has consented to Tenant's sublease of certain premises to Subtenant, and (ii) Tenant has agreed to pay to Secured Party, upon the "Termination Date" set forth in that certain sublease agreement between Tenant and Subtenant, the unapplied portion of the original security deposit paid to Tenant by Subtenant in the amount of Four Hundred Thirty Thousand Dollars ($430,000.00) (the "Initial Security Deposit").

         B. In order to ensure and secure Tenant's obligation to pay the unapplied portion of the Initial Security Deposit to Secured Party under the terms of the Consent Agreement (and to provide reasonable and detailed back-up regarding any amounts so applied), Secured Party has required that Debtor execute and deliver that certain Personal Guaranty dated as of January 1, 2002 (the "Guaranty") to guarantee the full and prompt payment and discharge of such obligation of Tenant.

         C. Secured Party has required, as a further condition to entering into the Consent Agreement and as security for Debtor's obligations under the Guaranty, that Debtor assign, for security purposes only, all of its right, title and interest in and to its membership interests in Secured Party.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor, intending to be legally bound hereby, unconditionally agrees as follows:

         1. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all obligations of Debtor to Secured Party evidenced by the Guaranty; and (b) all present and future obligations of Debtor to Secured Party which expressly provide that they are secured hereby (collectively, the "Secured Obligations"). As security for the Secured Obligations, Debtor hereby pledges, encumbers, assigns, grants, transfers and sets over to Secured Party a security interest in all of its right, title and interest in and to the following (collectively, the "Collateral"): (i) all of the membership interests in Secured Party held by Debtor, including, without limitation, (A) all voting rights, (B) all rights to receive profits, income and distributions, whether in cash or in kind, gains, losses, deduction credits, payable or allocated to the members of Secured Party under that certain Operating Agreement of Secured Party dated as of February 2, 1996 (as amended, the "Operating Agreement"), (C) all fees and charges to by paid by Secured Party to Debtor, whether now owned or hereafter acquired, whether arising under the Operating Agreement or otherwise,
(D) any right of first refusal or option to acquire any membership interest in Secured Party, and (E) any other property rights and interests that Debtor may be entitled at any time to receive on account of such membership interests; (ii) after-acquired property which replaces any of the foregoing property; and (iii) the proceeds and products, if any, from all of the foregoing property.

         2. FINANCING STATEMENTS. Debtor hereby authorizes Secured Party to complete and file such financing statements pursuant to the appropriate statutes to perfect the security interest created hereby. Debtor further agrees to perform all acts which Secured Party may reasonably request so as to enable Secured Party to maintain such valid and perfected security interests in the Collateral in order to secure the full payment and performance of the Secured Obligations. Secured Party is authorized to file a copy of any such financing statement in any jurisdiction(s) as it shall deem appropriate from time to time in order to perfect the security interest granted herein.

         3. REPRESENTATIONS REGARDING MEMBERSHIP INTERESTS. In making the foregoing assignment, Debtor hereby represents and warrants to Secured Party that as of the date hereof:

                  3.1 Debtor and the members identified in the Consent to Assignment attached hereto as EXHIBIT A and made a part hereof are collectively the sole holders and owners of all of the membership interests in Secured Party;

                  3.2 Minda S. Wilson, individually, Timothy G. Wilson, individually, and A. Charles Wilson and Betty S. Wilson Trust u/d/t dated 6/18/80, are the sole partners of Debtor (collectively, "Debtor's Partners");

                  3.3. Debtor has the right and authority to execute, deliver and perform this Agreement;

                  3.4. All consents, approvals and authorizations required in connection with Debtor's execution and delivery of this Agreement, and performance of its obligations hereunder, whether required by law, agreement or otherwise, have been obtained, including, but not limited to, any consent or approval required of (a) the other members of Secured Party pursuant to the terms of the Operating Agreement, (b) Debtor's Partners pursuant to the terms of Debtor's partnership agreement or otherwise, and (c) the respective spouses of Debtor's Partners that are married;

                  3.5. The Operating Agreement is valid and in full force and effect in accordance with its terms, and Debtor is in full compliance with all of the requirements, terms conditions and covenants contained therein;

                  3.6. Debtor has not pledged or assigned its membership interests in Secured Party to any person or entity, except Secured Party pursuant hereto.

         4. CONTINUED OPERATION BY DEBTOR. This Agreement is an assignment for security purposes but, without diminishing the rights and security interests granted hereunder, so long as no default exists hereunder or under the Guaranty, Debtor may use, take advantage of and have all of the benefits of the Collateral, but not including the right, without Secured Party's prior written consent as herein described, to pledge, encumber, assign, sell or transfer its membership interests in Secured Party or to admit substitute or additional parties as members in Secured Party if such admission would result in a dilution of Debtor's membership interests. Secured Party, in Secured Party's sole discretion, may terminate and revoke the foregoing rights of Debtor upon any default hereunder or under the Guaranty. Any attempted pledge, encumbrance, assignment, sale or transfer of Debtor's membership interests in Secured Party, and any attempted admission of substitute or additional members in Secured Party, not specifically permitted under this Agreement, or otherwise consented to by Secured Party in writing, are absolutely void and of no force or effect for any purpose whatsoever.

         5. COVENANTS OF DEBTOR. Debtor hereby covenants and agrees:

                  5.1. Not to execute, without Secured Party's prior written consent (which Secured Party may give or withhold in Secured Party's sole discretion), any other agreement or instrument for purposes of pledging, encumbering, assigning, selling or transferring Debtor's right, title or interest in the membership interests of Secured Party;

                  5.2. Not to admit, without Secured Party's prior written consent (which Secured Party may give or withhold in Secured Party's sole discretion), any person or entity as an additional or substitute member of Debtor if such admission would result in a dilution of Debtor's membership; and

                  5.3. Deliver promptly to Secured Party true and correct copies of all notices or other documents or communications received or given by Debtor with regard to or relating in any way to Debtor's membership interests in Secured Party.

         6. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder:

                  6.1 if Debtor fails to observe or perform any obligation or agreement contained in this Agreement or the Guaranty;

                  6.2 if any representation or warranty made by Debtor herein shall prove to be incorrect in any material respect when made; and

                  6.3 if Debtor pledges, encumbers, assigns, sells or transfers all or any portion of the Collateral or any interest therein in violation of the terms of this Agreement.

         7. REMEDIES OF SECURED PARTY. If an Event of Default occurs and is continuing, Secured Party shall have all rights, powers, privileges and remedies granted to a secured party upon default under the California Commercial Code or otherwise provided at law, including, but not limited to, the right to contact all persons obligated to Debtor on the Collateral and to instruct such persons to deliver all Collateral directly to Secured Party. Secured Party has and possesses a security interest in all Collateral. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder will not be deemed a waiver of such right, power or remedy and any single or partial exercise of any right, power or remedy hereunder or under the Guaranty does not preclude the further exercise thereof, and every right, power and remedy of Secured Party continues in full force and effect until such right, power or remedy is waived specifically by an instrument in writing signed by Secured Party. No notice to or demand on Debtor entitles Debtor to any other or further notice or demand.

         8. REMEDIES CUMULATIVE. The remedies provided herein in favor of Secured Party are not exclusive, but are cumulative and in addition to all other remedies in favor of Secured Party existing under the Guaranty, and at law or in equity. Without limiting the foregoing, Secured Party may exercise its rights with respect to a portion of the Collateral without exercising its rights with respect to any other portion thereof, and may exercise any of its rights under this Agreement without obligation to other security.

         9. DEBTOR'S INDEMNITY. Debtor shall indemnify, defend and protect Secured Party against and from and hold Secured Party free and harmless from any and all claims, demands, lawsuits, judgments, awards, costs, liabilities and expenses, including attorneys' fees, arising by reason of any default by Debtor hereunder, including any default under the Operating Agreement.

         10. RELATIONSHIP OF PARTIES. This Agreement is intended to be and is deemed for all purposes to constitute addition security granted to Secured Party for the payment and performance of the obligations of Debtor under the Guaranty. The execution and delivery of this Agreement and the enforcement of this Agreement by Secured Party does not alter or expand upon the debtor and credit or relationship between Debtor and Secured Party, and nothing contained herein is to be construed to constitute Secured Party a partner of or a joint venturer with Debtor.

         11. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Secured Party immediately upon demand, the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Debtor or valuation of the Collateral including, but not limited to, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor to Secured Party, with interest at a rate per annum equal to the highest rate then permitted under applicable law.

         12. MISCELLANEOUS.

                  (a) BINDING EFFECT. Wherever any of the parties to this Agreement is referred to, such reference is deemed to include the heirs, successors, assigns and personal representatives of such party. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party hereto.

                  (b) NOTICES. All notices, demands, solicitations of consent or approval, and other communications hereunder required or permitted shall be in writing and shall be deemed to have been given (i) when personally delivered or telecopied, (ii) one (1) business day after the date when deposited with an overnight courier, or (iii) three (3) business days after the date when deposited in the United States mail and sent postage prepaid by registered or certified mail, return receipt requested, addressed as follows:

         If to Debtor, to the intended recipient at:

                  Wilson, Wilson & Wilson
                  c/o Turner, Laub & Escovar
                  888 S. Figueroa Street, Suite 860
                  Los Angeles, California 90017
                  Attention: Mr. Bruce Laub

         If to Secured Party, to the intended recipient at:

                  Vernon Associates, LLC
                  c/o 12540 Beatrice Street, Suite 203
                  Los Angeles, California 90066
                  Attention: Mr. William D. Feldman

                  (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  (d) SEVERABILITY. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

                  (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same agreement.

                  (f) JOINT AND SEVERAL LIABILITY. The liability of all persons and entities executing this Agreement as Debtor shall be joint and several.

                  (g) HEADINGS. The headings used herein are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms hereof.

                  (h) MODIFICATIONS. This Agreement may not be amended or modified in any respect whatsoever except by written instrument signed by the parties.

                  (i) WAIVER OF JURY TRIAL. THE DEBTOR AND SECURED PARTY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE, LOAN DOCUMENTS OR THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH SUCH PARTY HEREBY AGREES AND CONSENTS; THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first appearing above.

                                 DEBTOR:

                                 WILSON, WILSON & WILSON,
                                 a California general partnership


                                 By:
                                     -------------------------------------------
                                     Name: A. Charles Wilson and Betty S. Wilson
                                           Trust y/d/t 6/18/80
                                     Its:     General Partner


                                 By:
                                     -------------------------------------------
                                     Name:    Timothy Wilson
                                     Its:     General Partner

                                    EXHIBIT A

                               CONSENT OF MEMBERS


         The undersigned hereby certify that they constitute all of the members of Vernon Associates, LLC, a California limited liability company (the "Company"), other than Wilson, Wilson & Wilson, a California general partnership ("Debtor"). The undersigned: (a) have read and understand the foregoing Security Agreement (Assignment of Membership Interest) executed by Debtor in favor of the Company (the "Security Agreement"); (b) acknowledge and consent to the terms of the Security Agreement and Debtor's execution, delivery and performance thereunder; and (c) acknowledge and agree that to the extent the consent and approval of the members is required under the terms of the Company's operating agreement, execution of this Consent of Members by the undersigned shall be deemed to satisfy the consent and approval required thereunder.

         IN WITNESS WHEREOF, the undersigned have executed this Consent of Members as of January 1, 2002.



-------------------------------------       ------------------------------------
WILLIAM D. FELDMAN, an individual           PATRICIA HOFFMAN, an individual


-------------------------------------       ------------------------------------
STUART KLABIN, an individual                EDWARD ELSNER, an individual


-------------------------------------       FBV, LTD., a California limited
THOMAS ELSNER, an individual                partnership



                                            By:
                                                --------------------------------
                                                William D. Feldman, its General
                                                  Partner

                                   EXHIBIT "B"

                                   WORK LETTER

         This Work Letter shall set forth the terms and conditions relating to the construction of the "Improvements," as that term is defined in Section 2.1, below. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Improvements, in sequence, as such issues will arise during the actual construction of the Improvements.

         1. DELIVERY OF THE PREMISES AND BASE PROJECT. Sublandlord shall deliver the base, shell and core of the Premises and all other improvements currently located in the Premises (collectively, the "Base Project") to Subtenant following the mutual execution and delivery of this Sublease. Subtenant has inspected and hereby approves the condition of the Base Project and agrees that the Base Project shall be delivered to Subtenant in their presently existing "as-is" condition.

         2. IMPROVEMENTS. Subtenant shall design and construct within the Premises certain improvements, which are permanently affixed to the Premises (the "Improvements").

         3. CONSTRUCTION DRAWINGS.

                  3.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. Subtenant shall retain an architect, subject to Sublandlord's and Landlord's prior reasonable approval, or use its internal personnel (the "Architect") to prepare the "Construction Drawings," as that term is defined in this SECTION 3.1. Subtenant shall retain the engineering consultants reasonably approved by Landlord, or use its internal personnel (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications reasonably determined by Landlord, and shall be subject to Sublandlord's and Landlord's approval. Subtenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Base Project plans, and Subtenant and Architect shall be solely responsible for the same, and Sublandlord and Landlord shall have no responsibility in connection therewith. Sublandlord's and Landlord's review of the Construction Drawings as set forth in this SECTION 3, shall be for their sole purpose and shall not imply Sublandlord's and Landlord's review of the same, or obligate Sublandlord or Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Sublandlord or Landlord or their space planners, architects, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Subtenant by Sublandlord or Landlord or Landlord's space planner, architect, engineers, and consultants, Sublandlord and Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Subtenant's waiver and indemnity set forth in the Sublease shall specifically apply to the Construction Drawings.

                  3.2 FINAL SPACE PLAN. Subtenant shall supply Sublandlord and Landlord with copies signed by Subtenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Sublandlord or Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Sublandlord and Landlord shall advise Subtenant within five (5) business days after Sublandlord's and Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Subtenant is so advised, Subtenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Sublandlord or Landlord may reasonably require.

                  3.3 FINAL WORK DRAWINGS. After the Final Space Plan has been approved by Sublandlord and Landlord, Subtenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Sublandlord, Landlord and Subtenant, Subtenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Sublandlord and Landlord for Sublandlord's and Landlord's approval. Subtenant shall supply Sublandlord and Landlord with copies signed by Subtenant of such Final Working Drawings. Sublandlord and Landlord shall advise Subtenant within five (5) business days after Sublandlord's and Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Subtenant is so advised, Subtenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Sublandlord or Landlord in connection therewith.

                  3.4 APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Sublandlord and Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Subtenant. After approval by Sublandlord and Landlord of the Final Working Drawings, Subtenant may submit the same to the appropriate municipal authorities for all applicable building permits. Subtenant hereby agrees that neither Sublandlord, Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Subtenant's responsibility; provided, however, that Sublandlord and Landlord shall, in any event, cooperate with Subtenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Subtenant to obtain any such permit or certificate of occupancy. No material changes, material modifications or material alterations in the Approved Working Drawings may be made without the prior written consent of Sublandlord and Landlord, which consent may not be unreasonably withheld.

         4. CONSTRUCTION OF THE IMPROVEMENTS.

                  4.1 THE CONTRACTOR.

                           4.1.1 THE CONTRACTOR. Subtenant shall act as the
general contractor to construct the Improvements ("Contractor").

                           4.1.2 SUBTENANT'S AGENTS. All subcontractors,
laborers, materialmen, and suppliers used by Subtenant other than employees of Subtenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Subtenant's Agents") must be approved in writing by Sublandlord and Landlord, which approval shall not be unreasonably withheld or delayed. If Sublandlord or Landlord does not approve any of Subtenant's proposed subcontractors, laborers, materialmen or suppliers, Subtenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Sublandlord's and Landlord's written approval.

                  4.2 CONSTRUCTION OF IMPROVEMENTS.

                           4.2.1 CONSTRUCTION.

                                    (a) SUBLANDLORD'S AND LANDLORD'S GENERAL
         CONDITIONS FOR SUBTENANT'S AGENTS AND IMPROVEMENT WORK. Construction of the Improvements by Subtenant and Subtenant's Agent shall comply with the following: (i) the Improvements shall be constructed in material accordance with the Approved Working Drawings; and (ii) Subtenant shall abide by all reasonable construction rules made by Sublandlord's and Landlord's project managers under the circumstances.

                                    (b) INDEMNITY. Subtenant's indemnity of
         Sublandlord and Landlord as set forth in the Sublease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Subtenant or Subtenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Subtenant's non-payment of any amount arising out of the Improvements and/or Subtenant's disapproval of all or any portion of any request for payment. Such indemnity by Subtenant shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Sublandlord's and Landlord's performance of any ministerial acts reasonably necessary (i) to permit Subtenant to complete the Improvements, and (ii) to enable Subtenant to obtain any building permit or certificate of occupancy for the Premises.

                                    (c) WARRANTIES. Subtenant shall provide for
         the benefit of Sublandlord and Landlord any warranties which Subtenant receives from its subcontractors. Subtenant covenants to give to Sublandlord and Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                                    (d) INSURANCE REQUIREMENTS.

                                            (i) GENERAL COVERAGES. All of
                  Subtenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Subtenant as set forth in the Sublease.

                                            (ii) SPECIAL COVERAGE. Subtenant
                  shall carry "Builder's All Risk" insurance in a reasonable amount approved by Sublandlord and Landlord covering the construction of the Improvements, and such other insurance as Sublandlord and Landlord may reasonably require, it being understood and agreed that the Improvements shall be insured by Subtenant pursuant to the Sublease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Sublandlord and Landlord including, but not limited to, the requirement that all of Subtenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Subtenant as set forth in the Sublease.

                                            (iii) GENERAL TERMS. Certificates
                  for all insurance carried pursuant to this SECTION 4.2.1(d) shall be delivered to Sublandlord and Landlord before the commencement of construction of the Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Sublandlord and Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Improvements are damaged by any cause during the course of the construction thereof, Subtenant shall immediately repair the same at Subtenant's sole cost and expense. Subtenant's Agents shall maintain all of the foregoing insurance coverage in force until the Improvements are fully completed and accepted by Sublandlord and Landlord. All policies carried under this SECTION 4.2.1(D) shall insure Sublandlord, Landlord and Subtenant, as their interest may appear, as well as Contractor and Subtenant's Agents. All insurance, except Workers' Compensation, maintained by Subtenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Sublandlord and Landlord by Subtenant under
                  SECTION 4.2.1(D) of this Work Letter.

                                    (e) GOVERNMENTAL COMPLIANCE. The
         Improvements shall comply in all respects with the following: (i) all state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                                    (f) INSPECTION BY SUBLANDLORD AND LANDLORD.
         Sublandlord and Landlord shall have the right to inspect the Improvements at all times; provided, however, Sublandlord's and/or Landlord's failure to inspect the Improvements shall in no event constitute a waiver of any of Sublandlord's and/or Landlord's rights hereunder nor shall Sublandlord's or Landlord's inspection of the Improvements constitute Sublandlord's and/or Landlord's approval of the same. Should Sublandlord or Landlord reasonably disapprove any portion of the Improvements, Sublandlord and/or Landlord shall notify Subtenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or reasonable disapproval by Sublandlord and/or Landlord of, the Improvements shall be rectified by Subtenant at no expense to Sublandlord or Landlord; provided, however, in the event Sublandlord or Landlord determine that a defect or deviation exists or disapprove of any matter in connection with any portion of the Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Premises or the structure or exterior of the Premises, Sublandlord or Landlord may take such action as Sublandlord or Landlord deem reasonably necessary, at Subtenant's expense and without incurring any liability on Sublandlord's or Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Improvements until such time as the defect, deviation and/or matter is corrected to Sublandlord's and Landlord's reasonable satisfaction.

                                    (g) MEETINGS. Commencing upon the execution
         of this Sublease, Subtenant shall hold periodic meetings at reasonable times at the reasonable request of Sublandlord and/or Landlord regarding the progress of the preparation of Construction Drawings and the construction of the Improvements, which meetings shall be held at the Premises, and Sublandlord and Landlord and/or their agents shall have the right to attend all such meetings.

                  4.3 NOTICE OF COMPLETION: COPY OF RECORD SET OF PLANS. Within ten (10) days after completion of construction of the Improvements, Subtenant shall cause a Notice of Completion to be recorded in the Office of the Recorder of the County of Los Angeles in accordance with California Civil Code ss. 3093 or any successor statute, and shall furnish a copy thereof to Sublandlord and Landlord upon such recordation. If Subtenant fails to do so, Sublandlord and/or Landlord may, itself/themselves execute and file the same on behalf of Subtenant as Subtenant's agent for such purpose, at Subtenant's sole cost and expense. At the conclusion of construction, Subtenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify that, to the best of their knowledge, the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Sublease and the New Lease, and (C) to deliver to Sublandlord and Landlord two (2) sets of copies of such record set of drawings on auto-cadd within ninety (90) days following issuance of a certificate of occupancy for the Premises.

         5. MISCELLANEOUS

                  5.1 SUBTENANT'S REPRESENTATIVES. Subtenant has designated Andy Horvath as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Subtenant as required in this Work Letter.

                  5.2 SUBLANDLORD'S REPRESENTATIVES. Sublandlord has designated Steve Parks as its sole representatives with respect to the matters set forth in this Work Letter, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of the Sublandlord as required in this Work Letter.

                  5.3 LANDLORD'S REPRESENTATIVES. Landlord has designated Mr. John Villisich of Bayside Enterprises, San Pedro, California (310/832-2775) as its sole representatives with respect to the matters set forth in this Work Letter, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

                  5.4 TIME OF THE ESSENCE IN THIS WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Sublandlord and/or Landlord, the procedure for preparation of the documents and approval thereof shall be repeated until the document is approved by Sublandlord and Landlord.

                  5.5 SUBTENANT'S SUBLEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Sublease, if an event of default as described in the Sublease or a default by Subtenant under this Work Letter has occurred at any time on or before the later of (i) the substantial completion of the Premises and (ii) the Commencement Date, then (a) in addition to all other rights and remedies granted to Sublandlord or Landlord pursuant to this Sublease, Sublandlord or Landlord may cause Contractor to cease the construction of the Premises (in which case, Subtenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and
(b) all other obligations of Sublandlord or Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Sublease (in which case, Subtenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Sublandlord and/or Landlord).

                                   EXHIBIT "C"


RECORDING REQUESTED BY:

UNION BANK OF CALIFORNIA, N.A.
AND LEVINE LEICHTMAN CAPITAL
PARTNERS II, L.P.

AND WHEN RECORDED, MAIL TO:

MURPHY SHENEMAN JULIAN & ROGERS
2049 Century Park East, Suite 2100
Los Angeles, California 90067
ATTENTION: MR. BRYAN SNYDER
--------------------------------------------------------------------------------
                   (Space above this line for Recorder's use)

                          WAIVER AND CONSENT (SUBLEASE)

         This WAIVER AND CONSENT (SUBLEASE) is made and entered into as of January__, 2002, by and among UNION BANK OF CALIFORNIA, N.A. ("Senior Secured Party"), whose address is Union Bank of California, N.A., Commercial Finance Division, 445 South Figueroa Street, Los Angeles, CA 90071-1602, Attn:
Commercial Finance Division Manager, fax no. (213) 236-6089, with a copy to Murphy Sheneman Julian & Rogers, 2049 Century Park East, Suite 2100, Los Angeles, CA 90067, Attn: Gary B. Rosenbaum, Esq., fax no. (310) 788-3777, LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Subordinated Secured Party"; Senior Secured Party and Subordinated Secured Party shall be collectively referred to as "Secured Parties"), whose address is 335 North Maple Drive, Suite 240, Beverly Hills, CA 90210, Attn.: Arthur E. Levine, President, fax no. (310) 275-1441, with a copy to Irell & Manella, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067-4211, Attn: Mitchell S. Cohen, Esq., fax no. (310) 203-7199, and ERNEST PAPER PRODUCTS, INC., a California corporation ("Consenting Party"), whose address is c/o William D. Feldman Associates, 12540 Beatrice Street, Suite 203, Los Angeles, California 90049.

                                    RECITALS

         A. VERNON ASSOCIATES, LLC, a California limited liability company ("Master Landlord"), is the owner of certain real property in the City of Vernon, County of Los Angeles, State of California, described on Exhibit "A" attached hereto and commonly known as 2727 E. Vernon Avenue, Vernon, California (the "Premises"). Master Landlord and Consenting Party are parties to that certain Industrial Real Estate Lease (Single-Tenant Facility) dated as of April 22, 1994 including the Addendum Rider to Industrial Real Estate Lease (the "Lease").

         B. Consenting Party is the owner of a leasehold estate in certain real property in the City of Vernon, County of Los Angeles, State of California, described on EXHIBIT "A", attached hereto and commonly known as 2727 E. Vernon Avenue, Vernon, California (the "Premises"). Consenting Party and Debtor (as defined below) are parties to that certain Sublease (the "Sublease"), under which Debtor leases the Premises.

         C. This Waiver and Consent is executed to induce (1) Senior Secured Party to extend or continue to extend certain credit to OVERHILL FARMS, INC., a Nevada corporation ("Debtor"), pursuant to that certain Loan and Security Agreement dated as of November 24, 1999, by and between Debtor and Senior Secured Party (the "Loan Agreement"), and the other loan documents executed in connection therewith, and as the same may be amended, restated, supplemented, or otherwise modified from time to time (collectively, the "Senior Agreements"), which Senior Agreements, among other things, were executed by Debtor for the purpose of granting a first priority security interest to secure the repayment of all obligations and the performance of all indebtedness now or hereafter owing by Debtor to Senior Secured Party, of every kind and description, and (2) Subordinated Secured Party to extend or continue to extend certain credit to Debtor; pursuant to the Securities Purchase Agreement dated as of November 24, 1999, by and among Debtor, Subordinated Secured Party, Overhill Corporation, a Nevada corporation formerly known as Polyphase Corporation, and Overhill L.C. Ventures, Inc., a California corporation, and the other loan documents executed in connection therewith, and as the same may be amended, restated, supplemented, or otherwise modified from time to time (collectively, the "Subordinated Agreements"), which Subordinated Agreements, among other things, were executed by Debtor for the purpose of granting a second priority security interest to secure the repayment of all obligations and the performance of all indebtedness now or hereafter owing by Debtor to Subordinated Secured Party, of every kind and description. The Senior Agreements and Subordinated Agreements are collectively referred to as the "Agreements."

         D. This Waiver and Consent does not amend any of the terms of the Agreements, and reference thereto is made for further particulars.

         E. By the Agreements, each of Senior Secured Party and Subordinated Secured Party shall extend certain credit or has extended certain credit to Debtor against the security of, among other collateral, Debtor's merchandise, equipment, furniture, furnishings, fixtures, machinery and tools, together with all additions, substitutions, replacements, improvements and repairs to same, but specifically not including improvements and fixtures permanently affixed to the Premises (collectively, "Property").

         F. The execution and delivery of this Waiver and Consent (Sublease) by Consenting Party and acknowledgment thereof by Debtor and Master Landlord is required by Senior Secured Party and Subordinated Secured Party as a condition to the continued extension of credit to Debtor pursuant to the Agreements.

         NOTWITHSTANDING THE TERMS OF THE SUBLEASE, SENIOR SECURED PARTY, SUBORDINATED SECURED PARTY AND CONSENTING PARTY AGREE THAT:

                                    AGREEMENT

         1. Consenting Party acknowledges that (a) the Sublease is in full force and effect and (b) to Consenting Party's actual knowledge, there is no existing default under the Sublease.

         2. The Property shall be and remain personal property notwithstanding the manner of its annexation to the Premises, its adaptability to the uses and purposes for which the Premises are used, or the intentions of the party making the annexation.

         3. Any rights that Consenting Party may claim to have in and to the Property, no matter how arising, shall be subordinate to the rights of Senior Secured Party and Subordinated Secured Party therein.

         4. Consenting Party consents to the installation of the Property on the Premises, agrees that Senior Secured Party and Subordinated Secured Party may do to and with the Property any or all of the acts below enumerated, and grants Senior Secured Party and Subordinated Secured Party a license, as set forth below, to enter into possession of the Premises, (a) at any time prior to the expiration, termination or cancellation of the Sublease or abandonment of the Premises by Debtor or (b) with the prior written consent of Consenting Party as provided in paragraph 6 below during any period in which the Sublease has expired, been terminated or canceled, or that Debtor has abandoned the Premises to do any or all of the following with respect to said Property: assemble, have appraised, display, remove, maintain, prepare for sale or lease, repair, lease, transfer and/or sell (at one or more public auctions or private sales) to the extent such action is in compliance with any applicable laws and regulations.

         5. Subject to the limitations set forth in paragraph 6 below, the waivers and consents herein granted shall continue until such time as all obligations, indebtedness and expenses (including, without limitation, reasonable attorneys' fees) of Debtor to (a) Senior Secured Party, on the one hand, and (b) Subordinated Secured Party, on the other hand, have been paid in full in cash and all covenants and conditions as more specifically enumerated in the Agreements have been fully performed.

         6. If the Sublease has expired, been terminated or canceled or Debtor has abandoned the Premises, then Senior Secured Party, Subordinated Secured Party and their respective representatives and invitees shall only be permitted to occupy the Premises for the purposes described in paragraph 4 above with the prior written consent of Consenting Party. Neither Senior Secured Party nor Subordinated Secured Party shall (a) be liable for any diminution in value of the Premises caused by the absence of Property actually removed or by any necessity of replacing the Property or (b) have any duty or obligation to remove or dispose of any Property left on the Premises by Debtor.

         7. Consenting Party agrees to give written notice to Senior Secured Party and Subordinated Secured Party by mail or facsimile to the address or facsimile number set forth above within five (5) days of (a) any default by Debtor of any of the provisions of the Sublease or (b) the expiration, termination or cancellation of the Sublease or abandonment of the Premises by Debtor; PROVIDED, that neither Senior Secured Party nor Subordinated Secured Party shall be under any obligation to cure any default under the Sublease. No liability shall be incurred by Consenting Party for delay or failure to give any default notice to Senior Secured Party or Subordinated Secured Party.

         8. Consenting Party unconditionally consents in advance to (a) the granting of a security interest in the Sublease and the Property by Debtor to, and any foreclosure by Senior Secured Party or Subordinated Secured Party, as the case may be, of its security interest in the Sublease and/or the Property, in each case pursuant to the Agreements, and the purchase thereof by Senior Secured Party or Subordinated Secured Party or any other purchaser at any such foreclosure or by any conveyance or transfer in lieu of foreclosure, (b) the granting to, and any foreclosure by, Senior Secured Party or Subordinated Secured Party, as the case may be, of the pledge of the capital stock of Debtor made to it pursuant to the Agreements, and the purchase of such stock by Senior Secured Party or Subordinated Secured Party or any other purchaser at any such foreclosure or by any conveyance or transfer in lieu of foreclosure, and (c) any acquisition of any portion of the capital stock of Debtor by Subordinated Secured Party.

         9. This Waiver and Consent shall be governed and controlled by and interpreted under the laws of the State of California and shall inure to the benefit of and be binding upon the successors, heirs, personal representatives and assigns of Consenting Party, Senior Secured Party and Subordinated Secured Party.

         10. If either party commences litigation against the other for the specific performance of this Waiver and Consent, for damages for the breach of this Waiver and Consent or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Waiver and Consent (Sublease) has been executed and delivered by the parties hereto as of the day and year first above written.

                                      SENIOR SECURED PARTY:

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                          --------------------------------------
                                          Its:



                                      SUBORDINATED SECURED PARTY:

                                      LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P.


                                      By:
                                          --------------------------------------
                                          Its:


                                      CONSENTING PARTY:

                                      ERNEST PAPER PRODUCTS, INC.,
                                      a California corporation


                                      By:
                                          --------------------------------------
                                          Its:



ACKNOWLEDGED AND AGREED TO:

DEBTOR:

OVERHILL FARMS, INC.,
a Nevada corporation

By:
    -----------------------------------
    Its:

[signatures continued on next page]

[signatures continued from previous page]

MASTER LANDLORD:

The undersigned hereby accepts and consents to the foregoing Waiver and Consent
(Sublease) and acknowledges that under
certain circumstances it may succeed to and be bound by the rights and obligations of Consenting Party under the foregoing Waiver and Consent (Sublease):

VERNON ASSOCIATES, LLC,
a California limited liability company


By:
    --------------------------------------
    Its:

                          ACKNOWLEDGMENT OF INSTRUMENTS
                          -----------------------------

STATE OF ___________      )
                          ) SS.
COUNTY OF __________      )

         On ______________________ before me, the undersigned notary public in and for said state, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ____________________________               (Seal)

--------------------------------------------------------------------------------


STATE OF ___________      )
                          ) SS.
COUNTY OF __________      )

         On ______________________ before me, the undersigned notary public in and for said state, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ____________________________               (Seal)

STATE OF ___________      )
                          ) SS.
COUNTY OF __________      )

         On ______________________ before me, the undersigned notary public in and for said state, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ____________________________               (Seal)



--------------------------------------------------------------------------------



STATE OF ___________      )
                          ) SS.
COUNTY OF __________      )

         On ______________________ before me, the undersigned notary public in and for said state, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ____________________________               (Seal)

STATE OF ___________      )
                          ) SS.
COUNTY OF __________      )

         On ______________________ before me, the undersigned notary public in and for said state, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature ____________________________               (Seal)

                                   EXHIBIT "A"

                                    PREMISES


                                [TO BE ATTACHED]

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

PARCEL 1:

THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE LAND CONVEYED TO NEWMARKET COMPANY BY DEED RECORDED IN BOOK 6453 PAGE 78, OF DEEDS; THENCE ALONG THE EASTERLY LINE OF SAID LAND NORTH 09 DEGREES 10 MINUTES 00 SECONDS EAST 400.00 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO PACIFIC LIGHT AND POWER CORPORATION BY DEED RECORDED IN BOOK 6278 PAGE 244, OF DEEDS; THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST 326.46 FEET ALONG SAID SOUTHERLY LINE TO THE EAST LINE OF THE TRACT OF LAND DESCRIBED IN THE AGREEMENT TO CONVEY FROM THE HUNTINGTON LAND AND IMPROVEMENT COMPANY TO CEDARLIND AND PERSON COMPANY, RECORDED IN BOOK 5889 PAGE 250, OF DEEDS; THENCE NORTH 0 DEGREES 10 MINUTES 00 SECONDS EAST
154.77 FEET ALONG SAID EAST LINE TO THE SOUTH LINE OF THE LAND CONVEYED TO LOS ANGELES PACKING COMPANY, BY DEED RECORDED IN BOOK 2445 PAGE 56, OF DEEDS; THENCE ALONG SAID SOUTH LINE NORTH 89 DEGREES 10 MINUTES 50 SECONDS EAST 264.95 FEET TO THE SOUTHEAST CORNER OF THE LAND SO CONVEYED TO SAID LOS ANGELES PACKING COMPANY; THENCE SOUTH 0 DEGREES 10 MINUTES 00 SECONDS WEST 99.93 FEET; THENCE NORTH 88 DEGREES 08 MINUTES 27 SECONDS EAST 627.55 FEET TO A LINE THAT IS PARALLEL TO AND DISTANT 40.00 FEET WESTERLY MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS; THENCE ALONG SAID PARALLEL LINE SOUTH 2 DEGREES 21 MINUTES 20 SECONDS EAST
449.76 FEET TO THE NORTHERLY LINE OF VERNON AVENUE, 40.00 FEET WIDE (FORMERLY FRUITLAND COUNTY ROAD); THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST
585.98 FEET ALONG SAID NORTHERLY LINE TO THE POINT OF BEGINNING.

SAID LAND IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP NO. 3477, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 52, PAGE 21 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND GRANTED TO THE CITY OF VERNON, A MUNICIPAL CORPORATION IN DEED RECORDED FEBRUARY 21, 1991 AS INSTRUMENT NO. 91-255747, OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR INGRESS AND EGRESS PURPOSES OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THAT LAND CONVEYED TO LOS ANGELES PACKING COMPANY BY DEED RECORDED IN BOOK 2445 PAGE 56, OF DEEDS; THENCE ALONG THE SOUTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID LAND, SOUTH 0 DEGREES 10 MINUTES 00 SECONDS WEST 49.90 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 88 DEGREES 08 MINUTES 27 SECONDS EAST 625.35 FEET TO A LINE THAT IS PARALLEL TO AND DISTANT 40.00 FEET WESTERLY MEASURED AT RIGHT ANGLES FROM THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS; THENCE SOUTH 2 DEGREES 21 MINUTES 20 SECONDS EAST 50.00 FEET ALONG SAID PARALLEL LINE; THENCE SOUTH 88 DEGREES 08 MINUTES 27 SECONDS WEST 627.55 FEET; THENCE NORTH 0 DEGREES 10 MINUTES 00 SECONDS EAST 50.03 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

AN EASEMENT FOR INGRESS AND EGRESS PURPOSE OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE EASTERLY SIDELINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS WITH THE NORTHERLY LINE OF VERNON AVENUE 40.00 FEET WIDE; THENCE NORTH 2 DEGREES 21 MINUTES 20 SECONDS WEST 931.28 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO A. B. SALISBURY BY DEED RECORDED IN BOOK 1009 PAGE 5, OF DEEDS.

PARCEL 4:

AN EASEMENT FOR A RAILROAD SPUR TRACK OVER THAT PORTION OF THE RANCHO SAN ANTONIO, IN THE CITY OF VERNON, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE EASTERLY SIDELINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF THE RIGHT OF WAY CONVEYED TO THE SAN PEDRO, LOS ANGELES AND SALT LAKE RAILWAY COMPANY BY DEED RECORDED IN BOOK 5920 PAGE 221, OF DEEDS WITH THE NORTHERLY LINE OF VERNON AVENUE 40.00 FEET WIDE; THENCE NORTH 2 DEGREES 21 MINUTES 20 SECONDS WEST 931.28 FEET TO THE SOUTHERLY LINE OF THE LAND CONVEYED TO A. B. SALISBURY BY DEED RECORDED IN BOOK 1009 PAGE 5, OF DEEDS.

                                   EXHIBIT "D"

                                    GUARANTY

         _______________________________, a _______________________
("Guarantor"), whose address is ________________________________________,
_________, California _______, whose facsimile number is ___________________ and whose Social Security/Tax Identification Number is ___________, as a material inducement to and in consideration of ____________________________________________, a _______________________________,
as Lessor ("Lessor"), entering into that certain Standard Industrial/Commercial Multi-Tenant Lease - Net (the "Lease") dated as of _______________, 200_, with ______________________________, a _______________________________, as Lessee
("Lessee"), concerning space commonly known as ___________________________, California, hereby unconditionally, irrevocably and jointly and severally guarantees and promises to, and for the benefit of Lessor, full and prompt payment and discharge of all of Lessee's present and future obligations to Lessor and that Lessee shall perform all of its covenants under the Lease, including but not limited to the payment of rent and all other sums now or hereafter becoming due or payable under the Lease. Without Lessor first having to proceed against Lessee or to proceed against any security therefore, Guarantor agrees to pay, on demand, all sums due and to become due from Lessee and all losses, costs, attorneys' fees or expenses which may be suffered by Lessor by reason of Lessee's default, subject to the Maximum Liability Amount (as such term is defined below). Guarantor's liability under this Guaranty shall continue until all amounts due from Lessee have been paid in full and until all other obligations of Lessee to Lessor have been satisfied and shall not be reduced by virtue of any payment by Lessee of any amount due. Guarantor hereby warrants and represents to Lessor that Guarantor now has and will continue to have full and complete access to any and all information concerning the value of assets owned or to be acquired by Lessee, Lessee's financial status and Lessee's ability to pay and perform the obligations owed to Lessor.

         Guarantor expressly consents to Lessor taking any or all of the following actions, from time to time, without notice or further consent from Guarantor and such action shall not affect Guarantor's liability hereunder or create any right of recourse or right of action by Guarantor against Lessor: (i) waiving, renewing, extending, accelerating or otherwise changing the time, manner, place or terms of payment of any indebtedness of Lessee or the performance or observance by Lessee of any other term of any agreement relating to the indebtedness; (ii) holding real or personal property security for payment of this Guaranty or any indebtedness of Lessee, and exchanging, changing, impairing, enforcing, waiving or releasing any such security; (iii) applying any such security and directing the order and manner of sale thereof as Lessor may in Lessor's discretion determine; (iv) modifying, amending, supplementing or adding to any agreements relating to any security or the Lease; (v) exercising, failing to exercise or failing to timely exercise any right or remedy against Lessee, any security (including Lessor's failure to perfect Lessor's security interest in any security) or other guaranty of Lessee's indebtedness; (vi) failing to proceed against or exhaust any of Lessee's security held by Lessor; and (vii) releasing or substituting any one or more endorsers or Guarantors. Guarantor agrees that this is a guaranty of payment not of collection, and consents to any form of remedy pursued by Lessor to enforce its rights under any instrument evidencing or securing Lessee's indebtedness, in whatever order Lessor may choose, including all remedies that may eliminate Guarantor's right of subrogation, result in the relinquishment of a deficiency judgment in Guarantor's favor against Lessee or both. Lessor may, without notice, assign this Guaranty in whole or in part. Guarantor waives any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation from any cause of the liability of Lessee and waives the benefit of any statute of limitations applicable to any indebtedness of Lessee or to any liability of Guarantor hereunder. If Lessee defaults under the Lease, Lessor may proceed immediately against Guarantor or Lessee, or both, or Lessor may enforce against Guarantor or Lessee, or both, any rights that it has under the Lease or against Guarantor pursuant to this Guaranty. If the Lease terminates Lessor may enforce any remaining rights thereunder against Guarantor without giving previous notice to Lessee or Guarantor, and without making any demand on either of them. Guarantor hereby waives notice of or the giving of its consent to any amendments which may hereafter be made to the terms of the Lease, and this Guaranty shall guarantee the performance of the Lease as amended, or as the same may be assigned from time to time. If Lessor disposes of its interest in the Lease, "Lessor," as used in this Guaranty, shall mean Lessor's successors in interest and assigns.

         Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Lessor to proceed against Lessee or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Lessor to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of Lessee, Lessor, any endorser, creditor of Lessee or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by Lessor, including without limitation, any election which destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Lessee for reimbursement, or both.

         Until all indebtedness of Lessee to Lessor shall have been paid in full, Guarantor shall have no right of subrogation and waive any right to enforce any remedy which Lessor now or may hereafter have against Lessee, and waive any benefit of any security now or hereafter held by Lessor. Guarantor waives all presentments, demands for performance, notice of nonperformance, protests, notices of protests, and notices of dishonor and of the existence, creation or incurring of new or additional indebtedness and waives the benefit of all exemptions and homestead laws. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code ss.ss. 2799, 2808, 2809, 2810, 2815, 2819, 2825, 2839 and 2845
through 2850, or any successor sections.

         "Lessee" and "Guarantor" shall include the plural if there is more than one Lessee or Guarantor. If there is more than one Guarantor, their liabilities hereunder shall be joint and several, and each shall be deemed a primary obligor, and the liability of any Guarantor shall not be affected by the death of any other Guarantor or by any notice given by any other Guarantor. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this Guaranty. Guarantor's obligations under this Guaranty shall not be assigned and shall be binding upon Guarantor's heirs and successors.

         The obligations of Guarantor hereunder are independent of the obligations of Lessee. Guarantor agrees that a separate action may be brought or prosecuted against any one or more Guarantors. whether or not Guarantors are the alter ego of Lessee and where or not the action is brought or prosecuted against any other Guarantors or Lessee and Lessor may release any Guarantors or Lessee or release or waive any security without releasing other Guarantors.

         If at any time Lessor shall institute any action or proceeding against any Guarantor relating to collecting or enforcement of this Guaranty or the obligations guaranteed hereby, or engage an attorney to enforce any such provision, Lessor shall be reimbursed by such Guarantor in addition to such other relief as the court may award, for attorneys' fees, costs and expenses, all as actually incurred (including, without limitation, those incurred in investigation, appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code or any successor thereto).

         This Guaranty shall be effective irrespective of any change in the composition or ownership or form of ownership of Lessee and wherever the Lessee may be located. If any one or more provisions of this Guaranty shall be determined to be illegal or unenforceable, all other provisions shall remain effective. Neither this Guaranty nor any terms hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought. The liability of Guarantor and all of Lessor's rights, powers and remedies hereunder and under any other agreement now or at any time hereafter in force between Lessor and Guarantor, or any of them, relating to the Lessee shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lessor by law. Guarantor's obligations under this Guaranty may not be assigned and shall be binding upon Guarantor's heirs and successors.

         No delay on Lessor's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lessor's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lessor unless the same shall be in writing, duly signed on Lessor's behalf, and in each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lessor's rights or the obligations of Guarantor to Lessor in any other respect at any other time.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

         In any such action or proceeding, Guarantor waives personal service of the Summons and Complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (1) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth above or which Guarantor has previously advised Lessor in writing with concurrent sending of all such papers by fax to the telephone number set forth above, and service or notice so served shall be deemed complete when received by Guarantor, or (2) in such other manner as may be permissible under the rules of said Courts.

         GUARANTOR FURTHER AGREES THAT ANY TRIAL RELATING TO, ARISING OUT OF OR DERIVING FROM THIS GUARANTY SHALL BE TRIED SOLELY BEFORE A JUDGE AND NOT BEFORE A JURY.

Date: _______________, 200_              GUARANTOR:

                                         _______________________________________
                                         a _____________________


                                         By:
                                             -----------------------------------
                                             Name:
                                             Its:


                                         By:
                                             -----------------------------------
                                             Name:
                                             Its: